UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )
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Preformed Line Products Company
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PREFORMED LINE PRODUCTS COMPANY

PREFORMED LINE PRODUCTS COMPANY
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To our shareholders:
The 2025 annual meeting of shareholders of Preformed Line
Products Company will be held at 660 Beta Drive, Mayfield
Village, Ohio, 44143 on Tuesday, May 13, 2025, at 9:30 a.m.,
local time, for the following purposes:
YOUR VOTE IS IMPORTANT PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY OR VOTE ONLINE OR BY TELEPHONE
(1)To elect five directors, each for a term expiring in 2027;
(2)To approve the 2025 Incentive Plan;
(3)To ratify the appointment of Ernst & Young LLP;
(4)To consider any other matters that properly come
before the meeting.

Only shareholders of record at the close of business on
March 14, 2025 are entitled to notice of and to vote at the
meeting or any adjournment thereof. Shareholders are
urged to complete, sign and date the enclosed proxy and
return it in the enclosed envelope or to vote online or by
telephone.

By order of the Board of Directors,

CAROLINE S. VACCARIELLO,
Secretary

Dated: March 21, 2025
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL
MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, MAY 13, 2025:
This notice of annual meeting of shareholders, the accompanying proxy statement and the Company’s 2025 Annual Report to Shareholders are also available at: www.proxydocs.com/PLPC. This notice, the accompanying proxy statement and form of proxy card are being distributed or made available on or about March 21, 2025.

PREFORMED LINE PRODUCTS COMPANY	2024 Proxy Statement 1
PREFORMED LINE PRODUCTS COMPANY

PROXY STATEMENT

Our Board of Directors is sending you this proxy statement to ask for your vote as a Preformed Line Products Company shareholder on the matters to be voted on at the annual meeting of shareholders. We will hold the Annual Meeting in person, on Tuesday, May 13, 2025, at our Company’s headquarters, 660 Beta Drive, Mayfield Village, Ohio 44143. We ask
that you register your planned in-person attendance with us at least ten business days prior to the meeting, by communicating with Carrie Vaccariello, by email (carrie.vaccariello@plp.com) or mail (660 Beta Drive, Mayfield Village, OH
44143). In addition, an admission ticket, as well as matching photo identification, are necessary to gain entrance to the secure area of our headquarters building where the meeting will be held.
Annual Report. A copy of our Annual Report to Shareholders for the fiscal year ended December 31, 2024 is enclosed with this proxy statement.
Solicitation of Proxies. Our Board of Directors is making this solicitation of proxies and the Company will pay the cost of the solicitation. In addition to solicitation of proxies by mail, our employees may solicit proxies by telephone, facsimile or electronic mail.
Proxies; Revocation of Proxies; Voting Instructions. If you are a shareholder of record, the shares represented by your signed and returned proxy will be voted in accordance with the instructions as indicated on your proxy. In the absence of any such instructions, they will be voted (a) to elect the director nominees set forth under “Election of Directors”, (b) to approve the
2025 Incentive Plan, and (c) to ratify the appointment of Ernst & Young LLP ("EY") as our independent registered accounting firm for the fiscal year ending December 31, 2025. Your presence at the annual meeting of shareholders will not revoke your proxy. However, you may revoke your proxy at any time before it has been exercised by signing and delivering a later-
dated proxy or by giving notice to us in writing at our address indicated on the attached Notice of Annual Meeting of
Shareholders by May 13, 2025, or in the open meeting.
If you hold shares through an account with a bank or broker, banks and brokers have the authority to vote shares for which their customers do not provide voting instructions on certain routine matters. The ratification of the appointment of EY as the
Company’s independent registered public accounting firm is considered a routine matter for which banks and brokers may vote without specific instructions from their customers, but banks and brokers do not have the authority to vote for the election of directors or the 2025 Incentive Plan. As such, if you own your shares through a bank or broker and do not provide specific voting instructions to the bank or broker or do not obtain a proxy to vote those shares, then your shares will not be voted on these matters (“broker non-votes”).
Voting Eligibility. Only shareholders of record at the close of business on the record date, March 14, 2025, are entitled to receive notice of the annual meeting of shareholders and to vote the common shares that they held on the record date at the meeting. On the record date, our voting securities outstanding consisted of 4,940,991 common shares, $2 par value, each of which is entitled to one vote at the meeting.
Quorum. Shareholders, present in person or by proxy and entitled to vote at the meeting, holding shares entitling them to exercise a majority of the voting power of the Company are necessary to constitute a quorum at the meeting. Abstaining votes and broker non-votes will be counted as “present” for purposes of determining whether a quorum has been achieved at the meeting.
Voting Required. The vote required to approve each proposal is as follows:
•Director nominees who receive the greatest number of affirmative votes will be elected directors. Abstentions and broker non-votes will not be counted in favor of nor against any nominee and, therefore, have no effect on this proposal.
•Approval of the 2025 Incentive Plan requires the affirmative vote of a majority of the votes cast on the proposal. Abstentions and broker non-votes will have no effect on the approval of the proposal.
•Approval of the proposal to ratify the selection of EY as the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the common shares present in person or by proxy and entitled to vote at the Annual Meeting. Abstentions will have the same effect as votes against the proposal. Banks or brokers holding shares for which no voting instructions were received may exercise their discretionary voting authority for this proposal.
If any other matter properly comes before the meeting, the persons named in the proxy will vote thereon in accordance with their judgment. We do not know of any other matters that will be presented for action at the meeting and we have not received any timely notices that any of our shareholders intend to present a proposal at the meeting. If any other matters are considered at the meeting, they would require for approval the affirmative vote of a majority of the shares entitled to vote and represented at the meeting in person or by proxy.

2 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS & MANAGEMENT
The following table shows the amount of the Company’s common shares beneficially owned as of March 14, 2025 by (a)
the Company’s directors, (b) each other person known by the Company to own beneficially 5% or more of the outstanding common shares, (c) the Company’s named executive officers (NEOs), and (d) the Company’s executive officers and directors as a group. Except as noted below, the mailing address for each of the beneficial owners listed below is c/o
Preformed Line Products Company, 660 Beta Drive, Mayfield Village, Ohio 44143.

Name of Beneficial Owner	Number of Common Shares Beneficially Owned		Percent of Class

Robert G. Ruhlman	1,495,536	(1)	30.3%

Randall M. Ruhlman	1,147,610	(2)	23.2%

Dimensional Fund Advisors LP	367,708	(3)	7.4%

Royce & Associates LLC	304,636	(4)	6.2%

Dennis F. McKenna	35,551	(5)	*

Andrew S. Klaus	23,037	(5)	*

Michael E. Gibbons	17,171	(5)	*

J. Ryan Ruhlman	14,891	(5)	*

John M. Hofstetter	14,354	(5)	*

R. Steven Kestner	9,246		*

Glenn E. Corlett	7,651		*

Maegan A. R. Cross	6,274		*

David C. Sunkle	4,959	(5)	*

Richard R. Gascoigne	3,751		*

Matthew D. Frymier	2,075		*

All Executive Officers and Directors as a Group (17 persons)	1,670,965	(6)	33.8%
*Represents less than 1%.
(1)Robert G. Ruhlman has sole voting and dispositive power with respect to 1,163,203 shares, which includes (i)
223,034 deferred common shares held in the rabbi trust for future distribution under the Company’s Deferred Share
Plan ("DSP") of which Robert G. Ruhlman is trustee, (ii) 390,711 shares held directly, (iii) 6,272 held in the Company’s
401k Profit Sharing Trust, (iv) 137,411 shares held in a revocable trust, of which Robert G. Ruhlman is trustee and beneficiary, (v) 575 shares held in an individual retirement account, (vi) 405,200 shares held in a revocable trust, of which Robert G. Ruhlman is trustee and beneficiary. Robert G. Ruhlman has shared voting and dispositive power with respect to 332,333 shares, which includes (i) 134,769 shares held in a trust for the benefit of Robert G. Ruhlman and his children and of which Robert G. Ruhlman and Randall M. Ruhlman serve as co-trustees, (ii) 146,769 shares held in a trust for the benefit of Randall M. Ruhlman and of which Robert G. Ruhlman and Randall M. Ruhlman serve as co-trustees, (iii) 500 shares owned by Robert G. Ruhlman’s wife, with respect to which he may be deemed to share voting and dispositive power, and (vi) 50,295 remaining shares in the Company’s 401k Profit-Sharing Trust, which Robert G. Ruhlman is the Trustee. Excludes 53,858 restricted share units (“RSUs”) issued under the 2016 Long
Term Incentive Plan (“LTIP”) that have not yet vested.
(2)Randall M. Ruhlman has sole voting and dispositive power with respect to 866,072 shares, which includes (i) 460,872 shares held directly and (ii) 405,200 shares held in a revocable trust, of which Randall M. Ruhlman is trustee and beneficiary. Randall M. Ruhlman has shared voting and dispositive power with respect to 281,538 shares, which includes (i) 146,769 shares held in a trust for the benefit of Randall M. Ruhlman and of which Randall M. Ruhlman

3 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY
and Robert G. Ruhlman serve as co-trustees, (ii) 134,769 common shares held in a trust for the benefit of Robert G.
Ruhlman and his children and of which Randall M. Ruhlman and Robert G. Ruhlman serve as co-trustees.
(3)Information obtained from a Schedule 13G/A filed by Dimensional Fund Advisors LP (“Dimensional”) on February 9,
2024. The mailing address for Dimensional is Building One, 6300 Bee Cave Road, Austin, Texas 78746. Percent of
class is calculated based on the shares report in the Schedule 13G/A and the number of outstanding shares as of
March 14, 2025. Dimensional has sole voting power over 362,109 shares and sole dispositive power over 367,708 shares and disclaims beneficial ownership of such shares.
(4)Information obtained from a Schedule 13G/A filed by Royce & Associates LLC on October 17, 2024. The mailing address for Royce & Associates LLC is 745 Fifth Ave New York, NY 10151. Percent of class is calculated based on the shares report in the Schedule 13G/A and the number of outstanding shares as of March 14, 2025. Royce &
Associates LLC has sole voting and dispositive power over 304,636 shares and disclaims beneficial ownership of such shares.
(5)Includes the following number of deferred common shares held in the rabbi trust for future distribution under the
Company’s DSP: Dennis F. McKenna, 24,535; Michael E. Gibbons, 14,210; Andrew S. Klaus, 4,947; Ryan J. Ruhlman,
4,379; and John M. Hofstetter, 532. Also includes shares held in the Company’s 401k Plan represented in units of a stock fund: Dennis F. McKenna, 1,987; John M. Hofstetter, 1,110; David C. Sunkle, 408; and Ryan J. Ruhlman, 79.
Excludes the following number of RSUs issued under the 2016 LTIP that are subject to vesting based on certain service and performance vesting requirements: Dennis F. McKenna, 28,602; Andrew S. Klaus, 11,696; Ryan J.
Ruhlman, 12,915; and John M. Hofstetter, 10,694.
(6)Excludes a total of 31,683 shares of unvested RSUs that other executive officers not listed above were issued under the LTIP that are subject to vesting based on certain service and performance vesting requirements, and which they do not have the right to acquire within 60 days of March 14, 2025.

4 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY

CORPORATE RESPONSIBILITY & GOVERNANCE
Corporate Responsibility and Governance
The Company is committed to supporting people and planet initiatives and being a responsible contributor to the environment, its employees, and the communities in which it operates.
Employees. The Company believes that its greatest asset is its employees. As such, the Company makes protecting employees a top priority and has always had health and safety as a core value. A culture is promoted that engages and empowers its employees to take responsibility for the health and safety of themselves and their co-workers. The Company continues to assess all challenges related to public health concerns to protect the health and safety of its employees and to maintain business continuity. Executive level attention given to incident follow up and preventative continuous improvement programs demonstrate the Company’s priority on safety. The Company’s network of safety leaders at each of the manufacturing sites regularly share risk assessments and best practice policies along with latest safety equipment across the globe. With focus, the Company’s teams have implemented over 3,441 safety improvements in 2024 and has driven reduction in lost time injuries down over the last five years. Additionally, several sites have achieved ISO-45001:
Occupational Health and Safety Management System certification.
The Company’s goal is to create a work environment that enables employees to perform in an environment where they feel respected and valued. As a global company with employees in over 20 countries, the Company values its broad diversity of cultures, ethnicities, races, languages, religions, sexual and gender orientations and is committed to cultivating an open and inclusive work environment. Workplace satisfaction is a key to attracting and retaining employees. The Company has built a culture where integrity and honesty guide the decision-making process, while promoting a culture of learning and talent development through tuition reimbursement, training, wellness programs, flexible benefits, and competitive compensation.
Community Involvement. The Company maintains a tradition of supporting numerous charitable organizations and promoting community involvement. It makes donations to various organizations and encourages employees to do the same by offering matching donations. The Company shares its successes with the communities in which it operates at both a corporate and local level. Donations and investments in enhancing the lives of the people within the communities it impacts are an integral part of who the Company is and how it intends to represent its values.
People and Planet Initiatives. The Company is committed to supporting people and planet initiatives and being a responsible contributor to the environment, its employees, and the communities in which it operates. The Company’s locations are focused on efforts to reduce its waste, water and energy consumption through the implementation of such programs as pollution prevention, recycling waste materials in both manufacturing and office facilities, reducing solid waste disposal, reducing harmful air emissions, and implementing alternative energy sources. Some locations have also achieved the ISO-14001: Environmental Management Systems Certification.
Products. The Company is committed to protecting wildlife by working with utility companies to design and manufacture wildlife protection products that aid in reducing wildlife mortalities from interaction with electric power distribution lines, structures, and equipment. Its Wildlife Protection line of products includes the BIRD-FLIGHT™ Diverter, RAPTOR PROTECTOR™
Platform and a Squirrel Deterrent System. The Company is also committed to partnering with its customers to develop innovative products, technologies, and services that meet their needs while mitigating risk to the environment and natural resources. This is evident through the Company’s commitment to supporting fiber-optic connectivity, which is more energy efficient than copper cable. The Company's product offerings further enhance global climate sustainability by bolstering grid reliability and efficiency, increasing resilience to climate events, enabling transitions to renewable energy and upgrading aging infrastructure.

CORPORATE GOVERNANCE
Code of Conduct
The Company believes that high ethical standards are conducive to long-term performance and, as such, all Board members, officers and employees are subject to the Company’s Code of Conduct, which is available on the Company’s website www.plp.com in the “About Us” section. The Company will disclose any waivers granted under the Code of
Conduct that are required to be disclosed in such section of the website as well.
Board Leadership
The Company’s leadership begins with the Board, where the Company has an Executive Chairman, Robert G. Ruhlman,
who has served on the Board since 1992 and acts as the Principal Executive Officer. Dennis F. McKenna is the Chief
Executive Officer and Ryan Ruhlman is the President. Mr. Robert G. Ruhlman led the Company for 20 years as both the CEO and Chairman. As such, he has thorough, specialized knowledge regarding the strategic challenges and opportunities facing the Company. Mr. Ruhlman and Mr. McKenna are supported by independent directors who play pivotal roles. The
Board does not have a lead independent director. The Board believes that the Board’s role in risk oversight does not affect this leadership structure.

5 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY
Board’s Role in Risk Oversight
The Company believes taking measured and informed risks is an important element of its strategy. The Board maintains an active role in the Company’s risk oversight to identify and mitigate broader systematic risks. All material transactions and decisions are presented to the Board, and the Board engages in active discussions, challenging management while using its experiences to improve the Company. The Board has a depth of risk management experience, including one Board member with over 30 years of experience as an insurance broker. The Board members frequently have discussions with members of management outside of the meetings and have the authority to call on experts where appropriate.
Additionally, in accordance with the Audit Committee Charter, the Audit Committee reviews and discusses with management and the Company’s independent auditor, the Company’s (i) significant exposures (whether financial, operating or otherwise), and (ii) risk assessment and risk management policies. The Audit Committee also has responsibility for oversight of cybersecurity risks. The Compensation Committee monitors the risks that may be created through the
Company’s compensation programs.
Board Composition
In accordance with the Company’s Amended and Restated Code of Regulations, the maximum number of directors is nine, and the Company currently has nine directors. The Board of Directors is classified into two classes composed of four and five members each, with both classes serving staggered two-year terms. The next section sets forth an overview of each current Board member including a description of the particular experiences, qualifications, attributes and skills of the directors that led to the conclusion that each should serve as a director.

6 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY

PROPOSAL ONE: Election of Directors
Four directors, Ms. Maegan A. R. Cross, Mr. Matthew D. Frymier, Mr. Richard R. Gascoigne and Mr. Robert G. Ruhlman, are
serving terms that expire at this year’s annual meeting of shareholders and have been nominated by the Board of Directors upon the recommendation of a majority of the Company’s independent directors, for re-election at the meeting to a term that expires in 2027. At the annual meeting of shareholders, the shares represented by proxies, unless otherwise specified, will be voted for these four nominees.
If, for any reason, any of the nominees are not a candidate when the election occurs (which is not expected), the Board of
Directors expects that proxies will be voted for the election of a substitute nominee designated by the Board. Five of the
Company's directors, Mr. Glenn E. Corlett, Mr. Michael E. Gibbons, Mr. R. Steven Kestner, Mr. J. Ryan Ruhlman, and Mr. David
C. Sunkle are currently serving terms that expire in 2026. The following information is furnished with respect to each person nominated for election as a director and the directors continuing in office.
The Board recommends that you vote “FOR” the following nominees:

Maegan A R. Cross Age: 39 Director Since: 2017 Committees: Nominating (ex officio)
Background / Qualifications
Ms. Cross is currently the Director of Development at Laurel School in Shaker
Heights, Ohio, where she has worked since 2009.  She is responsible for millions in outside revenue for the school, including annual, restricted, endowment and capital giving. She holds a Bachelor of Science from the College of Charleston and a Master of Business Administration from Ohio University, with a concentration in Finance. Her excellent project management skills and collaborative approach are key contributors to the Board’s efficiency. Ms.
Cross is also a founding member of the UH Rainbow Babies & Children’s
Foundation (RBCF) Associate Board, having served as Vice President, President and Trustee Chair. Currently, Ms. Cross serves the hospital as a Trustee for the
RBCF and in a supporting role for UH's Fertility Clinic. Her strong desire to give back to her community ensures that the Company is focused on the community at large. Ms. Cross is the daughter of Robert G. Ruhlman, Executive
Chairman of the Board, and sister to J. Ryan Ruhlman, director and executive officer of the Company. Ms. Cross' commitment to the Company and its shareholders is evident, having been exposed to the Company from a very young age and working for the Company between 2003 and 2008 within the
Human Resources Department.

Matthew D. Frymier Age: 55 Director Since: 2017 Committees: Audit, Compensation (Chair)
Background / Qualifications
Mr. Frymier draws on more than 25 years’ experience in financial services and asset management, which adds to the expertise of the Board. He is currently the Managing Director of Financial Technology Partners since March 1, 2022.
During his 17-year tenure at Bank of America Corporation, Mr. Frymier led a principal investment division responsible for strategic investments and mergers and acquisitions targeted at building the Bank of America franchise, which aligns with the Company's approach to growth and acquisitions.  His entrepreneurial spirit is evident in that he co-founded Corrum Capital
Management, LLC, an alternative asset management firm in San Francisco,
California, and Charlotte, North Carolina, in December 2013, which he departed in 2018.  In addition, he recently served as a Director and Chairman of the Chicago Stock Exchange and as a Director of numerous other companies including FXAll, Incapital and BATS Global Markets over the last 15 years.  Mr. Frymier’s extensive prior board experience has honed his ability to exercise independent judgment and engage in strategic decision-making.

7 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY

Richard R. Gascoigne Age: 75 Director Since: 2009 Committees: Audit, Compensation, Nominating
Background / Qualifications
Mr. Gascoigne brings more than 30 years of experience in the insurance industry and is well suited to be a board member given his expertise in risk management and compliance.  He was Managing Director at Marsh Inc., subsidiary of Marsh & McLennan Co. from 1995 until his retirement in 2008. He held numerous positions during his career at Marsh, including two years as regional compliance officer.  He has extensive experience in commercial property and casualty underwriting, specifically focusing on middle market companies. In addition, he has provided risk management consulting to clients during product development, acquisitions and market introductions.  The
Company values his strong risk management and compliance experience. He is skilled at monitoring the Company’s implementation of and adherence to its policies.  His thoughtfulness in decision-making coupled with his willingness to thoroughly discuss issues make him a fitting member of the Board, as well as the
Audit, Nominating, and Compensation Committees.

Robert Ruhlman Age: 68 Director Since: 1992
Background / Qualifications
Mr. Ruhlman started with the Company over 40 years ago as an Associate
Engineer.  Over his years of service with the Company, he has held various positions including Manufacturing Administrator (1985), New Venture
Coordinator (1987), Vice President of Corporate Planning (1988), President
(1995), Chief Operating Officer (1995) and, most recently, Chief Executive
Officer (2000).  He was appointed as Chairman of the Board in 2004 and
Executive Chairman effective January 1, 2024.  These positions have given Mr.
Ruhlman exposure to almost every aspect of the Company, from manufacturing to marketing.  He has had ample experience and intimate knowledge of not only the Company itself, but also working with its customers.
He has also been lauded for his clear thinking and ability to distill vast information into its critical components. Finally, his leadership fosters a Board culture of open discussion to support sound decision-making. Mr. Ruhlman is the father of J. Ryan Ruhlman, a director and executive officer of the
Company, and Maegan A. R. Cross, a director of the Company.

8 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY
The terms of the current directors below will not expire at the 2026 annual meeting.

Glenn E. Corlett Age: 81 Director Since: 2017 Committees: Audit, Compensation
Background / Qualifications
Mr. Corlett’s business experience commenced over 40 years ago, when he joined Price Waterhouse where he served as a partner until 1990.  Since that time, Mr. Corlett had served as the Chief Financial Officer and later the Chief
Operating Officer for N.W. Ayer, a major international advertising agency before he became a Professor of Accounting at Ohio University, and the Dean
and Philip J. Gardner Leadership Professor at the College of Business at Ohio
University from July 1997 through June 2007.  Mr. Corlett’s tenure at Ohio
University’s Business School has given him the necessary credentials to be a contributing member of the Board, not only from an accounting aspect, but also in general business management.  Mr. Corlett has lectured and written on accounting, auditing and executive compensation. Mr. Corlett’s zest for understanding the Company’s financial statements, while providing sound business advice, keeps him in a close working relationship with senior management.  In addition, his oversight experience facilitates his role in reviewing the Company’s compensation policy and ensuring that management is compensated in a manner consistent with the compensation policy and in accordance with the relevant laws.

Michael E. Gibbons Age: 72 Director Since: 2008 Committees: Audit (Chair), Compensation
Background / Qualifications
Mr. Gibbons began his career with McDonald & Company, where he quickly rose to the level of general partner and then senior vice president.  From there, he became president and CEO of a leading regional securities and investment banking firm in Houston, Texas.  Soon after that, he founded Brown Gibbons
Lang & Company, where he provides an active senior role to client engagements and business development opportunities.  He knows how to provide workable solutions to the Company.  From his leadership of an investment bank, he is well-suited to provide counsel on trends in the debt and equity markets, the integrity of the financial statements, and the performance of our independent registered public accounting firm.  This business acumen and experience ensures that he is qualified, not only as a member of the
Board, but also as the Chairman of the Audit Committee and a member of the
Compensation Committee.

9 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY

R. Steven Kestner Age: 70 Director Since: 2008 Committees: Nominating (Chair)
Background / Qualifications
Mr. Kestner retired as senior partner with the national law firm of Baker &
Hostetler LLP, a firm he joined in 1979.  Mr. Kestner served as Chairman of Baker
& Hostetler and chaired the firm’s Policy Committee, which functions as the board of directors for the law firm, from 2004 to 2018.  As Chairman, Mr. Kestner was the chief executive officer of the firm and his responsibilities included managing the firm’s operations, finance and strategic growth.  In addition, prior to becoming Chairman of the firm, he served in several management positions, including Policy Committee member and Chair of the firm’s National
Business Practice Group, while developing an active legal practice focusing primarily on transactions, financings and securities law matters.  Mr. Kestner advised and represented clients in the areas of domestic and foreign mergers and acquisitions, and he regularly worked with public and private companies.
He worked closely with NYSE and NASDAQ listed companies.  Mr. Kestner’s securities law work included registration statements under the Securities Act of
1933 with respect to both debt and equity financings and annual and periodic reports and proxy statements under the Securities Exchange Act of 1934.  He is valued for his thoughtful analysis and ability to provide the Board with various perspectives based on his depth of experience with similar companies.

J. Ryan Ruhlman Age: 41 Director Since: 2016
Background / Qualifications
As the great-grandson of the founder and the son of the Executive Chairman of the Board, Robert G. Ruhlman, Mr. J. Ryan Ruhlman has been part of the
Company throughout his life.  He began working for the Company in January
2002 as a part-time Laboratory Technician while attending college, and continued his career at the Company after graduation, working in various roles in Research and Engineering, Manufacturing, and International
Operations.  He was promoted, in December 2015, to Vice President,
Marketing and Business Development where he is responsible for Special
Industries, Distribution and Transmission Markets, as well as Marketing
Communications.  Prior to that, he was promoted to Director, Marketing and
Business Development in January 2015, which included responsibilities for
Special Industries, Distribution and Transmission Markets, as well as Marketing
Communications.  He was elected President in 2023, and his responsibilities expanded to include the responsibility for the America region, as well as
Corporate Human Resources, and consolidating the Company's Global
Business Development team.  He has served a variety of positions in Research and Engineering, International and Marketing and Sales departments since
2002, including Laboratory Technician, International Operations Project
Specialist, Business Development Specialist and Manager of New Business
Development and Marketing Communications.  Mr. Ruhlman has developed an understanding of strategic and tactical business issues that include operations, manufacturing, marketing, and business development.
Furthermore, he possesses an understanding of the innovation necessary to grow the Company.  Mr. Ruhlman is the brother to Maegan A. R. Cross, a director of the Company.

10 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY

David C. Sunkle Age: 67 Director Since: 2020 Committees: Nominating
Background / Qualifications
In 1978, Mr. Sunkle began his career at the Company as a Lab Technician.
Over the next 42 years, he held various positions including Project Engineer,
Lab Supervisor, Director of International Operations, and Director of Research
and Engineering.  He retired in December 2020, as Vice President, Research,
Engineering and Manufacturing, which included the R&E department, manufacturing, as well as the Global Sourcing Team and the Intellectual
Technology Department.  Mr. Sunkle has been a member of Institute for
Electrical and Electronics Engineer (IEEE) since 1990, while writing standards for that organization (e.g., Damper testing, OPGW, ADSS), as well as a member of International Council on Large Electric Systems (CIGRE) since
1989 where he was also convenor of various task forces.  Finally, he has been a member of the American Society of Mechanical Engineers for 40 years, and has authored many papers for CIGRE, the International Cable and Wire
Symposium and other industry groups.  He was nominated to the Board of
Directors in 2020.  Mr. Sunkle has proven personal and professional ethics and integrity and has made significant contributions to the Company’s success.
Given his deep operations and technological experience with the Company, he contributes key insights to the Board.

The Board has determined that Messrs. Corlett, Frymier, Gascoigne, Gibbons, Sunkle and Kestner are independent under the
NASDAQ’s corporate governance rules. In the opinion of the Board, Mr. Kestner’s affiliation with Baker & Hostetler LLP, a law firm that regularly provides legal services to the Company, does not interfere with Mr. Kestner’s exercise of independent judgment in carrying out his duties as a director of the Company.

11 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY

Board Committees and Meetings
Nominating Committee
Effective April 1, 2024, the Board formed a Nominating Committee along with a charter with respect to nominations to the
Board of Directors. This committee is comprised of Messrs. Kestner (Chair), Gascoigne, and Sunkle and Ms. Cross acts as an advisor. Pursuant to NASDAQ corporate governance rules, any Board nominees must be recommended for Board selection by this Committee. The Committee is responsible for ensuring that the members of the Board of Directors possess a variety of knowledge, experience and capabilities derived from substantial business and professional experience, based on an assessment of numerous factors such as age and understanding of and experience in manufacturing, technology, finance and marketing. The Board considers whether potential candidates will satisfy the independent standards for the Board,
Audit Committee and Compensation Committee. Additionally, nominees for the Board of Directors should be committed to enhancing long-term shareholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity. Finally, the Board welcomes nominees with diverse backgrounds, not only in gender and ethnicity, but also in particular experience such as banking, international business, government, and health care. To this end, the
Committee relies on the Board Members' networks of contacts to compile a list of potential candidates, and may also consider qualified candidates suggested by officers, employees, shareholders and others, using the same criteria to evaluate all candidates. When identifying and recommending new director nominees, the Nominating Committee considers opportunities to increase Board diversity in a way that supports the current and anticipated needs of the
Company; however, the Committee does not have a policy specifically focused on the consideration of diversity.
The independent directors will also consider nominees for election to the Board from shareholders. To recommend a prospective nominee, submit the candidate’s name and qualifications to Caroline Vaccariello, General Counsel and
Corporate Secretary, in writing to the following address: 660 Beta Drive, Mayfield Village, Ohio, 44143. The Nominating
Committee is governed by a written charter, which is available on the Company’s website www.plp.com.
Audit Committee
The Board of Directors has appointed an Audit Committee, comprised of Messrs. Gibbons (chairman), Corlett, Frymier and
Gascoigne, each of whom qualifies as independent for audit committee purposes under the NASDAQ rules. The Board of
Directors has determined that Michael E. Gibbons is an audit committee financial expert and that each member meets the requirements under the NASDAQ rules regarding the ability to read and understand financial statements.
The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports and other financial information provided by the Company to the NASDAQ, the Securities and Exchange Commission or the public. The Audit
Committee also engages the independent registered public accountants for the Company, reviews with the independent registered public accountants the plans and results of audit engagements, preapproves all professional services provided by the independent registered public accountants including audit and non-audit-related services, reviews the independence of the independent registered public accountants, approves the range of audit and non-audit fees, reviews the independent registered public accountants’ management letters and management’s responses, reviews with management its conclusions about the effectiveness of the Company’s disclosure controls and procedures, and reviews significant accounting or reporting changes. Management does not approve professional services provided by the independent public accountants for audit and non-audit-related services. The Audit Committee is governed by a written charter, which is available on the Company’s website www.plp.com.
Compensation Committee
The Board of Directors has appointed a Compensation Committee, comprised of Messrs. Frymier (chairman), Corlett,
Gascoigne and Gibbons, each of whom qualifies as independent under the NASDAQ rules. The Compensation Committee administers the Company’s executive compensation program and as such, is responsible for reviewing all aspects of the compensation program for the Company’s executive officers. The Compensation Committee meets at scheduled times during the year – no less than twice – and has the authority to consider and take action by written consent. The
Compensation Committee Chairman reports on Compensation Committee actions and recommendations at the
Company’s Board meetings. In order to meet its responsibilities, the Compensation Committee has the authority to delegate certain of its responsibilities to subcommittees and/or officers where necessary and consistent with applicable law and to retain consultants. The Compensation Committee is governed by a written charter, which is available on the Company’s website www.plp.com. See “Compensation Discussion and Analysis” for the role of the President and Chief Executive Officer in compensation matters.
The Compensation Committee’s primary objective with respect to executive compensation is to establish programs that attract and retain key officers and managers and align their compensation with the Company’s overall business strategies, values, and performance. To this end, the Compensation Committee has established, and the Board of Directors has endorsed, an executive compensation philosophy to compensate executive officers based on their responsibilities and the
Company’s overall annual and long-term performance, which is outlined under “Directors and Executive Officers
Compensation.”

12 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY
Meetings
In 2024, the Board of Directors held five meetings. In 2024, the Audit Committee held four meetings the Compensation
Committee held four meetings and the Nominating Committee held seven meetings. All of the directors attended at least
75% of the total of meetings held by the Board of Directors and all committees on which the director served. The directors are expected to attend the Company’s annual meeting of shareholders, and all the directors attended last year’s annual meeting of shareholders.

13 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY

Audit Committee Report
In accordance with its charter, the Audit Committee assists the Board of Directors in fulfilling its responsibility relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports and other financial information provided by the Company to NASDAQ, the Securities and Exchange Commission or the public.
Management is responsible for the financial statements and the reporting process, including the system of internal controls.
The independent registered public accountants are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles. The Audit Committee is comprised of four directors who are not officers or employees of the Company and are “independent” under the current NASDAQ rules.
In discharging its oversight responsibility as to the audit process, the Audit Committee reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2024, with the Company’s management. The Audit
Committee reviewed with the independent auditor, which is responsible for expressing an opinion on the conformity of those audited consolidated financial statements and related schedules with US generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by the standards of the Public Company Accounting Oversight
Board (United States) (“PCAOB”), including PCAOB Auditing Standard No. 1301, Communications with Audit Committees, the rules of the Securities and Exchange Commission, and other applicable regulations. In addition, the Audit Committee has discussed with the independent auditor the firm’s independence from the Company management and the Company, including the matters in the letter from the firm required by PCAOB Rule 3526, Communication with Audit Committees
Concerning Independence, and considered the compatibility of non-audit services with the independent auditors’
independence.
Based on the above-referenced review and discussions with management and the independent auditors, the Audit
Committee recommended to the Board of Directors that the Company’s audited financial statements and management’s assessment of effectiveness of the Company’s internal control over financial reporting be included in its Annual Report on
Form 10-K for the year ended December 31, 2024, for filing with the Securities and Exchange Commission.

Michael E. Gibbons, Chairman
Glenn E. Corlett
Matthew D. Frymier
Richard R. Gascoigne

COMPENSATION POLICIES AND RISK
Compensation-Related Risk
The Company’s policies and overall actual compensation practices for all employees do not create risks that are reasonably likely to have a material adverse effect on the Company. Generally speaking, the compensation policies are consistent for all business units of the Company. Additionally, incentives are not designed to, and do not, create risks that are reasonably likely to have a material adverse effect on the Company as the incentives generally reward growth and profitability. The Company’s various bonus programs are based on consistent growth of the Company, relying, for example, on the total return on investment, or including language that requires any increases in sales to be on appropriate and consistent margins. As such, they do not encourage employees to take risks in order to receive incentive compensation, nor are they reasonably likely to have a material adverse effect on the Company.
Insider Trading Policies and Procedures
The Company has adopted insider trading policies and procedures applicable to its directors, officers and employees, and has implemented processes for the Company that it believes are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the NASDAQ listing standards. The Insider Trading Policy prohibits the Company’s employees and related persons and entities from trading in Company stock while in possession of material, nonpublic information. The Company’s trading black-out period requires that certain officers of the Company and other designated employees only transact in Company stock during an open window period, subject to limited exceptions. In addition, certain officers and directors of the Company are required to obtain approval in advance of transactions in Company stock. The foregoing summary of the Company’s insider trading policies and procedures does not purport to be complete and is qualified by reference to the Company’s Insider Trading Policy, a copy of which can be found as an exhibit to its
Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
The Company has a policy against short sales of the Company’s securities and hedging transactions or financial investments involving the Company’s securities, including prepaid variable forward contracts, equity swaps, collars and exchange funds. This policy applies to all directors, officers and certain designated employees.

14 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY

DIRECTORS AND EXECUTIVE OFFICERS COMPENSATION
Compensation Discussion and Analysis
Highlights of the Compensation Program
•Maintain an executive compensation program to mitigate undue risk
•Award annual incentive compensation subject to achievement of objective and pre-established performance goals tied to operational and strategic objectives
•Ensure that at least 50 percent of CEO’s target core compensation is at risk
•Benchmark officer compensation around the market median
•Maintain stock ownership guidelines for directors and officers that align the interests of the executive officers with the long-term interests of the shareholders
Role of the Compensation Committee
The Compensation Committee (the “Committee”) administers the Company’s executive compensation programs. The
Committee’s primary role is to oversee the Company’s compensation and benefit plans and policies for its elected executive officers, including the executive officers listed in the Summary Compensation Table below (“NEOs”) who are the
Company’s principal executive officer (Robert G. Ruhlman, Executive Chairman), principal financial officer (Andrew S.
Klaus, Chief Financial Officer) and the three other most highly compensated executive officers. The Committee reviews and approves all executive compensation decisions relating to the officers, including all NEOs.
In the performance of its duties, the Committee has the authority to allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to a committee formed for that purpose, subject to approval from the entire Board. Additionally, the Committee may select and appoint outside consultants to assist it.
Philosophy of the Compensation Program
The philosophy of the Committee is to provide a compensation program that will attract, motivate and retain key members of the leadership team in order to give the Company a competitive advantage while ensuring the success and growth of the Company. The compensation program should ensure that a significant portion of compensation directly relates to the
Company’s performance by tying annual cash bonuses and long-term incentive awards to Company performance. The compensation program is intended to motivate the officers to enable the Company to achieve its short-term and long-term business goals. The Committee has three goals to guide it in this endeavor: (a) compensation paid to officers should align with the performance of the Company on both a long- and short-term basis; (b) compensation should be competitive within the employment environment; and (c) compensation should reward officers for meeting performance targets.
Compensation Program
The Committee strives to craft a compensation program that pays the officers at competitive levels reflective of their individual responsibilities while maintaining consistency and pay equity among the individual officers. The Committee conducts an annual review of the compensation program, including changes in the overall composition of the management team and the responsibilities of the individual officers, to ensure that the compensation is competitive within the market, supports retention objectives and is internally equitable. Reliance upon various tools, and the findings from such tools, assists the Committee in its analysis, and leads to decisions regarding the mix of the various compensation elements to be included. Additionally, the cost of the compensation program is considered, in recognition that the optimal compensation program motivates employees to improve Company results on a cost-effective basis. Typically, the
Committee finalizes compensation elements for a calendar year in December of the prior year.
Tools and Findings from Analysis. The Committee relies upon several tools to analyze the compensation program internally and within the competitive landscape. Historically, these tools have been outside data compiled by various consultants, tally sheets detailing overall compensation packages for each individual officer and discussions with the CEO regarding performance levels and goals. The Committee also considers the results of the most recent non-binding advisory “say on pay” vote of the Company’s shareholders on executive compensation.

15 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY

DIRECTORS AND EXECUTIVE OFFICERS COMPENSATION
Compensation Discussion and Analysis
1.Consultant. The Committee has the authority to retain its own advisor. For 2024, the Committee did not retain an advisor.
2.External Data. The Committee generally strives to compensate the officers at median within a few years of service.
The Committee generally relies upon various independent surveys, which are matched to specific positions with similar functional descriptions as those for the officers. The Committee reviews surveys primarily to gain perspective on how the Company’s executive compensation compares to other similarly-sized companies so that it can assess whether the Company’s pay levels are generally competitive and represent a reward for strong performance. For
2024, the Committee utilized the Willis Towers Watson annual compensation level survey. Using this independent survey, the Committee analyzed the compensation paid to officers, including the CEO, compared against the compensation paid to executives holding equivalent positions in the peer classification group, consisting of surveyed manufacturing industry companies with revenue between $500 million and $1 billion (the “Peer Group”).
The Committee reviews base salary and total compensation at the 25th, median and 75th percentile levels to highlight where the Company’s compensation is relative to peers for competitive purposes and considers the individual’s experience and performance and the Company’s results. For 2024, the officers, including the CEO, were between the 25th and 75th percentile when reviewing base salary alone, which reflects the range of the years of experience of the officers in their respective roles, and the Committee increased the salaries of the NEOs other than the Executive Chairman based on those factors.
The Committee also reviews total cash compensation, which includes salary and the maximum available bonus for the officers, and compares that data with the Peer Group data. The Committee does not engage in specific benchmarking when comparing total compensation to the Peer Group because of the experience level and tenure of certain executives and a significant portion is tied to the Company’s performance, which can cause a great variation relative to the amounts paid by comparable companies with different performance results. As a result, the Committee considers the total compensation paid by other companies in the Peer Group to ensure that the Company’s pay is competitive and to assess whether its payout levels for strong performance represent an incentive to achieve such performance. For 2024, total compensation of the officers was found to align near the median depending on the actual payout to be achieved.
3.Results of 2023 Say on Pay Vote and the Say on Frequency Vote. The 2023 annual meeting included a non-binding advisory “say on pay” vote on executive compensation and a non-binding advisory “say-on-frequency” vote regarding the frequency at which the Company will ask its shareholders to provide the advisory vote on executive compensation. Although these votes were non-binding, the Board of Directors and the Committee value the opinions of the shareholders and consider the outcome of the say on pay vote when making compensation decisions for the NEOs. The Company’s compensation program received an affirmative vote from over 97% of the
Company’s common shares who voted at the 2023 annual meeting and the Board and the Committee have considered this perspective with respect to executive compensation decisions. Additionally, the shareholders approved holding the vote on the compensation of the NEOs every three years.
4.Discussions with the Executive Chairman. The Executive Chairman performs a yearly evaluation of the performance of each officer. The Executive Chairman's assessment of each officer’s individual performance forms the basis for the proposed compensation levels of each officer (other than the Executive Chairman), while also considering the information derived from the Willis Towers Watson survey. The Executive Chairman provides an evaluation for each officer (other than the Executive Chairman) that includes his recommendations for salary adjustments for the subsequent year to the Committee, which weighs these recommendations in determining salary levels of the officers (other than the Executive Chairman).
Compensation Elements. The Company recognizes that its success depends, in large part, on a leadership team with the skills and commitment necessary to successfully manage a global organization. The compensation program assists in achieving this objective by relying on the elements of compensation detailed below. Certain elements are designed to enable the Company to attract and retain the officers with the skills to anticipate and respond to the market, while other elements are intended to motivate the officers to achieve financial results to enhance shareholder value. The Company’s
2024 compensation program for officers consisted of the following elements:
•Base salaries;
•Annual cash incentive awards;
•Long-term equity grants;
•Retirement benefits; and
•Health and welfare benefits.

16 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY

DIRECTORS AND EXECUTIVE OFFICERS COMPENSATION
Compensation Discussion and Analysis
The Company structures the total compensation program so that its reliance on any particular element of compensation is flexible. Thus, the compensation program strives to meet the goals outlined above, by balancing short-term (i.e., base salaries and annual cash incentive awards) and long-term incentives (i.e., long-term equity grants), competitively in the market and to address the volatility in the Company’s performance due to external factors. There is no difference in the policies and their application for each of the officers, except for the Executive Chairman and CEO.
Base Salaries. The Company’s goal is to establish salaries at a level sufficient to attract and retain talented executives. This goal is based on the Company’s belief that it is important to maintain salary levels near a midpoint of comparable company executives to be competitive within the general market and the Peer Group.
Annual Cash Incentive Awards. The annual cash incentive award is designed to motivate and reward the officers for their contributions to the Company’s performance by making a significant portion of their total compensation variable and dependent upon the Company’s annual financial performance. It is tied directly to the financial performance of the
Company on a sliding scale of return on shareholders’ equity. The Committee believes that compensating management by aligning compensation with shareholders’ return on their investment is an effective way to connect the achievement of performance goals and to encourage growth in the Company while rewarding officers for their contributions. The calculation is based on the Company’s pre-tax income as a percentage of average shareholder’s equity (adjusted for foreign currency translation) and assessed over a range of 3% to 11%. The implied target is 7%, which assumes a linear, symmetrical bonus curve with one-half of the maximum bonus earned at the midpoint of the performance range. From this calculation, the awards are determined based on a schedule that provides certain percentages to be applied to base salaries. The Company’s calculation for the annual cash incentive award for 2024 was 12.3%, which resulted in a payout of
100% for the Executive Chairman, CEO, CFO, and President and 85% for the other NEOs. For 2024, the maximum bonuses are
100% of salary for the Executive Chairman, CEO, CFO, and President (which were increased from 85% for the CEO, CFO and
President for 2024) and 85% of salary for the other officers. Additionally, discretionary cash bonuses can be provided for extraordinary contributions to the Company’s financial performance through exemplary leadership in challenging circumstances. These are provided only when such circumstances warrant. No such bonus was paid out in 2024.
Long-term Equity Grants. The Committee has the discretion under the Company’s equity award plan to set the amounts and terms of any equity compensation and may vary the equity award program from year to year to address the
Company’s then-current compensation objectives and strategic goals. The Committee believes that the Company’s shareholders will be well served if a greater percentage of the long-term equity incentive program is related to achievement of the Company’s Board-approved strategic objectives. To that end, the “balanced LTI program” consisting of service vested RSUs and performance vested RSUs is a way to achieve its objectives. Generally, performance-vesting aligns executive long-term incentive rewards more directly with shareholders’ interests since achieving strategic objectives is a better measure of management’s performance than the volatility of the stock market. Furthermore, the Committee believes that the shareholders are served well by decisions that further the Company’s long-term strategic plan. The
Committee also believes that the Executive Chairman and CEO’s long-term incentive should generally be 100% dependent on the achievement of the Company’s strategic objectives. Nevertheless, the Committee believes that it is appropriate to include some service vested RSUs in the long-term incentive program of the other officers to encourage retention of key executives over the duration of a business cycle. Additionally, the Company has mandatory share ownership guidelines, as discussed below.
Long-term incentive grants are issued under the 2016 Stock Incentive Plan (the “2016 LTIP” or “2016 Plan”), which was approved by the Board and by the shareholders in 2016. If the Company's 2025 Incentive Plan is approved by shareholders at this meeting, long-term incentive grants will be made under such plan going forward. The Executive Chairman and CEO’s typical annual equity compensation awards are performance-based RSUs, vesting in three years based upon achieving performance standards approved at the time of the grant by the Board. The typical annual equity compensation awards to the other participants are as follows: two-thirds of the award is performance-based RSUs, vesting in three years based on achieving performance standards approved at the time of the grant by the Board, and one-third of the award is service-
based RSUs, vesting three years after the date of the grant based solely on continued employment by the Company. The
Committee chose to emphasize performance over three years (rather than weigh performance and service equally)
because it believes this approach aligns the Company’s performance with shareholders’ interests, while acknowledging the benefit from long-term service.

17 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY

DIRECTORS AND EXECUTIVE OFFICERS COMPENSATION
Compensation Discussion and Analysis
For the performance-based RSUs, the number of shares in which the participant becomes vested will depend upon the specific level of growth in pre-tax income and sales growth measured over a specified period (historically, either one-year or three-year performance period). For the 2024 grants, the Committee once again analyzed the history of the RSU grants, and whether such grants effectively aligned the interests of the NEOs with the Company’s interests, taking into account industry data and input from officers regarding the Company’s markets, projections and costs. The Committee’s intention is to incentivize management to grow the Company while maintaining profit margins. The Committee uses a three-year base to measure growth during the performance period and, for 2024, established thresholds for pre-tax income growth of -7% to
0% and for sales growth ranging from 0% to 2%. Given the Company's very strong performance during 2023 and the decline in demand anticipated for 2024 due to elevated inventory levels in U.S. communications and energy markets and other market headwinds, the Committee believed this was an appropriate range of performance achievement for these growth measures.
The Executive Chairman and CEO’s award is set at a target number of RSUs equal to 100% of their salary if the target performance is achieved, with a maximum award equal to 200% of their salary if the maximum performance is achieved.
The awards to the other officers are as follows: the award is set at a number of RSUs equal to that percentage of the participant’s salary that is specified at the time of grant if the target performance is achieved. The maximum amount of the performance portion of the award is equal to the target award. The amount of the service-vested award that can be earned is equal to the target award. Each officer was granted the number of RSUs equal to the maximum level under the performance criteria.
The threshold payout is at 25% of the maximum number of performance-based RSUs if the minimum level of both measures are achieved, the target is at 50% if both -3% growth in pre-tax income and 1% growth in sales are achieved, and the maximum is at 100% of the number of RSUs subject to the award if 0% growth in pre-tax income and 2% growth in sales are achieved at the end of the three-year period (with a range of payout from 50% to 200% for the Executive Chairman and
CEO). If only one of the two measures is achieved at any of these levels, the vesting percentage is weighted to provide for some additional vesting for achieving the higher measure. Dividends declared on unvested RSUs are accrued as cash distributions payable upon vesting.
The Committee recommended and the Board approved the grants in February 2024 to each of the officers, including the
Executive Chairman.
Retirement Benefits. The Company believes that retirement benefits are an important component of total compensation.
The Company’s primary retirement benefit consists of the Company’s 401(k) and Profit-Sharing Plan under which all eligible salaried U.S. employees of the Company, including officers, participate starting in their third year of employment. The amount the Company provides to the Profit-Sharing Plan is based on the recommendation of management, with the
Board’s approval. Typically, the Company’s contribution under this plan is approximately 15% of the then-current year’s cash compensation, which is consistent with the amount contributed for all full-time salaried U.S. employees of the
Company, including the cash incentive award. When calculating the Company’s contributions under the Profit-Sharing
Plan, the Company does not consider gains from prior awards. Every aspect of this plan is the same for all salaried U.S.
employees, including officers. Thus, each salaried participant elects the investment options with the same options offered to all salaried employees and officers. The plan does not involve any guaranteed minimum return or above-market returns;
rather, the investment returns are dependent upon actual investment results. To the extent an employee’s award exceeds the maximum allowable contribution permitted under existing tax laws, the excess is accrued for (but not funded) under a non-qualified Supplemental Executive Retirement Plan (the “SERP”). The returns under the SERP are also dependent upon actual investment results, as each participant is allowed to elect investment options for its liability balance.
Executive Perquisites. Perquisites and other personal benefits do not comprise a significant aspect of the Company’s compensation program. Although officers participate in the same benefit programs as the Company’s other employees, the Company provides a few additional benefits to its officers. These benefits are designed to enable the officers to balance their personal, business and travel schedules. In 2024, benefits included the Company’s payment of club dues for three of the NEOs as indicated in the accompanying Summary Compensation Table. This benefit is also provided to two non-officer employees, primarily for business entertainment purposes. Except as described here, the Company aircraft is available to all employees, including the officers and directors, for business-related travel only. The Executive Chairman,
CEO and President are permitted to use the Company’s aircraft for personal purposes, as shown on the Summary
Compensation Table. The Company also makes personal financial advice available to the Executive Chairman and tax advice available to all of its executive officers.

18 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY

DIRECTORS AND EXECUTIVE OFFICERS COMPENSATION
Compensation Discussion and Analysis
Option Awards. Although none of the NEOs had any option or option-like awards outstanding in 2024, the 2016 LTIP provides the Committee the discretionary authority to grant option and option-like awards to individuals. Awards are not granted on a predetermined schedule, as the Committee determines when to grant option or option-like awards on a case-by-case basis to align with the Company’s short-term and long-term business goals and to ensure the competitiveness of its compensation packages. In determining the timing and terms of an award, the Committee may consider material nonpublic information to ensure that such grants are made in compliance with applicable laws and regulations. If necessary, the Committee may delay the grant of awards until there is public disclosure of any material nonpublic information.  The Company has not timed, and does not time, the disclosure of material nonpublic information based on its effect on the value of executive compensation.
Ownership Guidelines. In 2014, the Committee recommended and the Board approved ownership guidelines to ensure that the NEOs have a stake in the future of the Company in lieu of the deferral requirement. The ownership guidelines require the
CEO to hold six times his annualized base salary in equity of the Company, and the other officers to hold three times their annualized base salaries. The ownership guidelines state that the types of equity that count toward the ownership requirement are stock owned directly, stock owned in a Company-sponsored retirement plan, and the unvested portion of
RSUs that are subject only to time-vesting. Each covered executive will have up to five years from the date such person becomes a covered executive to meet the stock ownership requirement. All current executive officers have met the requirement, except William Koh and Assaad A. Morcos do not need to meet the requirement until 2028 and 2030, respectively.
Clawback Policy. In August 2023, the Company adopted a clawback policy in accordance with the final NASDAQ rules, which requires the Company’s executive officers and key employees designated by the Board to return incentive compensation paid to them if the financial results upon which the compensation was based are restated and republished under applicable securities laws, excluding any restatement required due to changes in accounting rules or standards or changes in applicable law (an “Accounting Restatement”). In the event of an Accounting Restatement, the Company will require reimbursement or forfeiture of the amount of incentive compensation received by the individual that exceeds the amount of such compensation that otherwise would have been received had it been determined based on the restated
amounts if such compensation was received during the three years before the date the Company concludes that it must file an Accounting Restatement or the date a court, regulator or other legally authorized body directs the Company to file an Accounting Restatement.
Tax Deductibility of Pay. Section 162(m) of the Internal Revenue Code of 1986 places a limit of $1 million on the amount of eligible compensation that a company may deduct in any one year with respect to each of its NEOs. Five officers, including the Executive Chairman, were above this threshold in 2024. As a result of the Tax Cuts and Jobs Act enacted in December
2017, the performance-based compensation exception has been eliminated for taxable years beginning after December
31, 2017, which may result in lost tax deductions going forward.

Compensation Committee Report
The Committee has reviewed and discussed with management the foregoing Compensation Discussion and Analysis, and based on the review and discussion, the Committee recommended to the Board of Directors that the Compensation
Discussion and Analysis be included in this proxy statement.

Matthew D. Frymier, Chairman
Glenn E. Corlett
Richard R. Gascoigne
Michael E. Gibbons

Pay Ratio
Applicable SEC rules require that we provide a reasonable estimate of the ratio of the annual total compensation of our
Principal Executive Officer to the median of the annual total compensation of our other employees. We determined our median employee based on taxable compensation (annualized in the case of full- and part-time employees who joined the Company during 2024) of each of our 3,400 employees (excluding the Principal Executive Officer) as of December 31,
2024. The annual total compensation of our median employee (other than the Principal Executive Officer) for 2024 was
$22,794. As disclosed in the Summary Compensation Table appearing on page 20, our Principal Executive Officer’s annual total compensation for 2024 was $4,661,904. Based on the foregoing, our estimate of the ratio of the annual total compensation of our Principal Executive Officer to the median of the annual total compensation of all other employees was 205 to 1. Approximately 70% of our employees work in our foreign subsidiaries, which traditionally have lower salaries.

19 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY
Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.

Summary Compensation Table
The table below describes the compensation earned in the last three fiscal years for our NEOs.

Name and		Salary	Stock Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Principal Position	Year	($)	($) (1)	($) (2)	($) (3)	($)
Robert G. Ruhlman	2024	1,000,008	1,970,878	1,000,008	691,010	4,661,904
Executive Chairman	2023	1,000,008	2,046,877	1,150,009	694,487	4,891,381
	2022	975,000	1,889,622	1,072,500	650,396	4,587,518

Dennis F. McKenna	2024	685,008	1,350,098	685,008	231,470	2,951,584
Chief Executive Officer	2023	600,000	614,090	510,000	221,686	1,945,776
	2022	575,004	557,200	488,753	192,821	1,813,778

Andrew S. Klaus	2024	460,008	453,333	460,008	135,712	1,509,061
Chief Financial Officer	2023	400,008	999,602	340,007	99,603	1,839,220
	2022	400,008	387,622	340,007	11,734	1,139,371

J. Ryan Ruhlman	2024	520,008	512,366	520,008	180,533	1,732,915
President	2023	438,623	409,393	372,830	156,397	1,377,243
	2022	370,008	358,551	314,507	158,281	1,201,347

John M. Hofstetter	2024	410,004	403,953	348,503	131,678	1,294,138
Executive VP - U.S. Operations	2023	380,004	388,906	323,003	127,659	1,219,572
	2022	—	—	—	—	—
(1)Reflects the dollar amount of the grant date fair value, as determined in accordance with Financial Accounting
Standard Board (“FASB”) ASC Topic 718, with respect to performance-based and service-based RSUs awarded and an other stock-based award granted under the 2016 LTIP. The value of performance-based RSUs was calculated assuming the highest level of the performance conditions achieved. For a further description of these awards, see the discussion under the heading “Long-Term Equity Grants” above and Note 10 – Share-Based
Compensation to the Notes to Consolidated Statements in the Company’s Annual Report on Form 10-K for the
fiscal year ended December 31, 2024.
(2)Reflects the dollar amount of the payout under the Company’s Annual Non-Equity Incentive Plan based on a sliding scale of the Company’s return on shareholders’ equity, ranging from 3% (for the threshold payout) to 11%
(for the maximum payout), with target payout at 7%. The percentage achieved within this range determined the dollar amount of the award based on a percentage of salary, which is a maximum of 100% for Robert G. Ruhlman,
Dennis F. McKenna, Andrew S. Klaus, and J. Ryan Ruhlman, and 85% for John M. Hofstetter, in each case, subject to the Compensation Committee’s discretion as to the final payout amount. The Company’s return on shareholders’ equity for 2024 was 12.3%, which resulted in a payout of 100% for Robert G. Ruhlman, Dennis F.
McKenna, Andrew S. Klaus, and J. Ryan Ruhlman, and 85% for John M. Hofstetter. For a further description of the
Annual Non-Equity Incentive Plan awards, see the discussion under the heading “Annual Cash Incentive Awards”
above.

20 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY

Summary Compensation Table
(3)All Other Compensation includes the following items and is summarized in the table below:
a. The Company’s required contributions under the SERP for the year ended December 31, 2024 and the amounts grossed up for applicable local taxes on the NEO’s 2024 earnings. The amounts of such contribution is based on the amount by which an employee’s awarded Company contribution under the 401(k) and Profit-Sharing Plan exceeds the maximum allowable contribution permitted under existing tax laws, in which case, the excess is accrued for (but not funded) under the SERP. See Non-Qualified Deferred Compensation Table for additional information.
b. The personal benefits received by the NEOs, which include club dues, financial planning fees, tax preparation fees and personal use of the Company’s airplane. The aggregate incremental cost of the personal use of the corporate airplane is determined on a per flight basis and considers the cost of the fuel used, the hourly cost of aircraft maintenance for the applicable number of flight hours, landing fees, trip-related hangar and parking costs and other costs specifically incurred. Imputed income is assessed amounting to the equivalent of a first-class ticket for comparable flights.
c. The contributions to the Profit-Sharing Plan in 2024.
d. The premiums paid for group term life insurance for 2024.
e. Dividends paid on shares previously deferred to retirement/termination and dividends paid on restricted shares that vested from the 2021 performance period.

	Deferred Compensation (SERP)(a)		Personal Benefits (b)					Dividends (e)

Name and Principal Position	Deferred Compensation Contributions	Tax Gross Up on 2024 Contributions	Financial Planning and Tax Preparation Services	Club Dues	Personal Company Airplane Usage	Profit - sharing Contribution (c)	Group Life (d)	2021 Restricted Share Accrued Dividends	Dividends on Shares Deferred to Retirement	Total $
Robert G. Ruhlman	253,044	19,959	60,478	17,704	71,880	49,500	28,956	64,171	125,318	691,010
Dennis F. McKenna	115,818	7,182	10,350	4,785	5,862	43,500	7,482	16,863	19,628	231,470
Andrew S. Klaus	63,561	3,941	2,500	—	—	43,500	6,445	12,479	3,286	135,712
J. Ryan Ruhlman	73,651	4,567	6,000	24,958	11,739	43,500	1,484	11,130	3,503	180,533
John M. Hofstetter	58,334	3,617	6,600	—	—	43,500	9,084	10,117	426	131,678

21 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY

Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#) (3)	($) (4)
Robert G. Ruhlman		120,001	600,005	1,000,008	—	—	—	—	—

Dennis F. McKenna		82,201	411,005	685,008	—	—	—	—	—

Andrew S. Klaus		55,201	276,005	460,008

J. Ryan Ruhlman		52,001	260,004	442,007

John M. Hofstetter		41,000	205,002	348,503	—	—	—	—	—

Robert G. Ruhlman	2/7/24	—	—	—	3,981	7,963	15,925	—	1,970,878

Dennis F. McKenna	2/7/24	—	—	—	2,727	5,455	10,909	—	1,350,098

Andrew S. Klaus	2/7/24	—	—	—	611	1,221	2,442	1,221	453,333

J. Ryan Ruhlman	2/7/24	—	—	—	690	1,380	2,760	1,380	512,366

John M. Hofstetter	2/7/24	—	—	—	544	1,088	2,176	1,088	403,953

(1)Reflects the dollar amount of the payout under the Company’s Annual Non-Equity Incentive Plan based on a sliding scale of the Company’s return on shareholders’ equity, ranging from 3% (for the threshold payout) to 11%
(for the maximum payout), with target payout at 7%. The percentage achieved within this range determines the amount of the award based on a percentage of salary, which is a maximum of 100% for Robert G. Ruhlman,
Dennis F. McKenna, Andrew S. Klaus, and J. Ryan Ruhlman, and 85% for John M. Hofstetter, in each case, subject to the Compensation Committee’s discretion as to the final payout amount. The Company’s return on shareholders’ equity for 2024 was 12.3%, which resulted in a payout of 100% for Robert G. Ruhlman, Dennis F.
McKenna, Andrew S. Klaus, and J. Ryan Ruhlman, and 85% for John M. Hofstetter. For a further description of the
Annual Non-Equity Incentive Plan awards, see the discussion under the heading “Annual Cash Incentive Awards”
above.
(2)Reflects the number of performance-based RSUs granted during 2024 pursuant to the 2016 LTIP. These RSUs vest at the end of three-year performance period through December 31, 2026 based on the Company’s level of performance. The number of shares the participant may receive depends upon the specific level of performance of the simple average of the three individual performance periods measured year over year, with thresholds of
-7%, -3% and 0% for three year average year over year pre-tax income growth and 0%, 1% and 2% for three year average year over year sales growth. The threshold payout is at 25% (50% for the Executive Chairman and CEO) of the maximum number of performance-based RSUs if both measures are achieved, the target is at 50% (100% for the Executive Chairman and CEO) if -3% three year average year over year growth in pre-tax income and 1%
three year average year over year growth in sales are achieved, and the maximum is at 100% (200% for the
Executive Chairman and CEO) of the number of shares subject to the award if 0% three year average year over year growth in pre-tax income and 2% three year average year over year growth in sales are achieved at the end of the three-year period. If only one of the two measures is achieved at any of these levels, the vesting percentage is weighted to provide for some additional vesting for achieving the higher measure.
(3)Reflects the number of time-based RSUs granted during 2024 pursuant to the 2016 LTIP. The RSUs cliff-vest after three years and are subject to risk of forfeiture depending on continuous employment.
(4)The value of the RSUs was calculated using the previous day closing market price of the RSUs on the grant date multiplied by the number of RSUs granted and reflects the probable total amount that the Company would expense in its financial statements over the restricted awards’ vesting period assuming service and performance goals are met, in accordance with FASB ASC Topic 718.

22 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY

Outstanding Equity Awards at Fiscal Year-End

	STOCK AWARDS (3)
Name(s)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2)
Robert G. Ruhlman	—	—	70,950	9,066,734

Dennis F. McKenna	—	—	24,113	3,081,410

Andrew S. Klaus	—	—	12,648	1,616,263

J. Ryan Ruhlman	—	—	12,797	1,635,348

John M. Hofstetter	—	—	11,472	1,466,007

(1)Includes (a) time-based RSUs granted in 2024 and 2023 for the following number of shares which vest on
December 31, 2025 and December 31, 2026, respectively, depending on continuous employment or pro-rata employment period until retirement; (b) performance-based RSUs granted in 2024 and 2023, which vest after confirmation of achievement of the performance conditions for the three-year performance period ending
December 31, 2025 and December 31, 2026, respectively, for the following number of shares assuming the achievement of the Company’s maximum level of performance measured by growth in pre-tax income and sales growth over the performance period; (c) performance-based RSUs granted in 2021, which vested at maximum after confirmation of achievement of the performance conditions in February 2025 for the three-year performance period ending December 31, 2024, for the following number of shares based on the actual achievement of 31.1%
growth in pre-tax income and 11.1% sales growth over the performance period.

	2024 Grants		2023 Grants		2022 Grant
Name	Service (a)	Performance (b)	Service (a)	Performance (b)	Performance (c)
Robert G. Ruhlman	—	15,925	—	23,079	31,946
Dennis F. McKenna	—	10,909	2,308	4,616	6,280
Andrew S. Klaus	1,221	2,442	1,539	3,077	4,369
J. Ryan Ruhlman	1,380	2,760	1,539	3,077	4,041
John M. Hofstetter	1,088	2,176	1,462	2,923	3,823
(2)The market value was calculated using the closing price of the shares of $127.79 as of December 31, 2024.
(3)None of the named executive officers had any option awards outstanding as of December 31, 2024.

23 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY

Options Exercised and Stock Vested

	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (1)
Robert G. Ruhlman	—	—	26,738	3,579,149

Dennis F. McKenna	—	—	7,958	1,046,203

Andrew S. Klaus	—	—	5,749	756,356

J. Ryan Ruhlman	—	—	5,201	683,884

John M. Hofstetter	—	—	4,802	631,196

(1)Includes performance-based RSUs granted in 2021, which vested at maximum after confirmation of achievement of the performance conditions in February 2024 for the three-year performance period ending December 31, 2023, at the closing price of $133.86, for the following number of shares based on the actual achievement of 31.1%
growth in pre-tax income and 11.0% sales growth over the performance period: Robert G. Ruhlman, 26,738; Dennis
F. McKenna, 4,818; Andrew S. Klaus, 3,565; J. Ryan Ruhlman, 3,180; and John M. Hofstetter, 2,891. Also includes common shares vesting under the service-based RSUs granted in 2022 that vested on December 31, 2024, at the closing price of $127.79, for the following number of shares: Dennis F. McKenna, 3,140; Andrew S. Klaus, 2,184;  J.
Ryan Ruhlman, 2,021; and John M. Hofstetter, 1,911. The performance-based awards for the 2022–2024 performance period vested at 100% of the maximum number of shares subject to the award (which is at 100% of target for officers other than the CEO and 200% of target for the CEO), upon confirmation of the achievement of the performance objectives by the Compensation Committee in February 2025 and, therefore, are not reflected above.

24 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY

Non-Qualified Deferred Compensation (1)

Name	Executive Contributions in Last FY ($)	Registrant Required Contributions for Last FY ($) (2)	Aggregate Gains/(Losses) in Last FY ($) (3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($) (4)
Robert G. Ruhlman	—	253,044	(690,455)	—	23,922,481
SERP	—	253,044	260,398	—	3,904,433
DSP	—	—	(950,853)	—	20,018,048

Dennis F. McKenna	—	115,818	241,686	—	5,155,072
SERP	—	115,818	390,613	—	2,019,744
DSP	—	—	(148,927)	—	3,135,328

Andrew S. Klaus	425,869	63,561	14,400	—	1,132,645
SERP	—	63,561	20,929	—	500,468
DSP (4)	425,869		(6,529)	—	632,177

J. Ryan Ruhlman	—	73,651	29,425	—	1,096,284
SERP	—	73,651	56,005	—	536,692
DSP	—	—	(26,581)	—	559,592

John M. Hofstetter	—	58,334	24,474	—	457,195
SERP	—	58,334	27,703	—	389,211
DSP	—	—	(3,230)	—	67,984

(1)The Aggregate Balances at Last FYE in the Non-Qualified Deferred Compensation Table include the values shown for common shares deferred under the DSP, which amounts were inadvertently omitted as executive contributions or as part of aggregate balances in prior years. The grant date value and value received on vesting of such shares were reported in the applicable year’s proxy statement in the Summary Compensation table, Grants of Plan Based
Awards table and Options Exercised and Stock Vested table.
(2)The Company’s required future contributions under the SERP for the year ended December 31, 2024 included in the identified columns are also included in the Summary Compensation Table. The amounts are based on the amount by which compensation from the Company’s qualified retirement plan is limited by the IRS.
(3)Gains and losses on the SERP are calculated based on individual hypothetical investment elections in various mutual funds, which are managed by a third-party administrator. Gains and losses on deferred shares under the
Preformed Line Products Company DSP are calculated based on the change in market value of the shares from
December 31, 2023 to December 31, 2024.
(4)Of the SERP totals in this column, the amounts in the following table have been reported in the Non-Qualified
Deferred Compensation Table in the previously reported proxy statement for 2023 year-end balances  and the
Company’s contribution included in these totals was previously reported in the Summary Compensation Table in the year in which such contribution was made. Of the DSP totals in this column, the amounts in the following table are the 2023 year-end balances and the grant date value of the deferred shares was previously reported in the
Summary Compensation Table for the year in which the grant was made.

Name	SERP ($)	DSP ($)
Robert G. Ruhlman	3,390,991	20,968,901
Dennis F. McKenna	1,513,313	3,284,255
Andrew S. Klaus	411,328	212,837
J. Ryan Ruhlman	407,036	586,173
John M. Hofstetter	303,174	71,214
(5)Andrew S. Klaus deferred the receipt of 3,357 common shares under the DSP upon vesting of restricted shares in
February of 2024.

25 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY

Potential Payments upon Termination or Change in Control
All of our employees, including NEOs, are employed at-will and do not have employment, severance or change-in-control agreements. However, each LTIP plan includes a change–in-control provision which provides that in the event of a Change in Control (as defined in each applicable LTIP plan) (a) any options outstanding which are not then exercisable and vested shall become fully exercisable and vested; and (b) unless otherwise provided in the award agreements, any restricted share units outstanding shall vest and entitle the holder to the maximum number of shares that may be earned under the award.
The award agreements for the RSUs provide that in the event of a Change in Control (a) all time-based RSUs outstanding shall fully vest and entitle the holder to the maximum number of shares that may be earned under the award and (b) all performance-based RSUs outstanding shall vest and entitle the holder to receive, at the end of the performance period applicable to the award (whether or not then still employed by the Company), the number of shares that are earned based on the achievement of the performance vesting conditions in effect for the duration of the award. The following table shows the amount the Company’s NEOs would have received under the 2016 LTIP if a change in control had occurred on December 31, 2024, assuming that all performance conditions of performance-based RSUs were satisfied at the maximum level and that the shares earned were issued as of December 31, 2023. The amounts are equal to the value of the shares that would have vested as of December 31, 2024.

Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Stock Awards($)
Robert G. Ruhlman	9,066,734

Dennis F. McKenna	3,081,410

Andrew S. Klaus	1,616,263

J. Ryan Ruhlman	1,635,348

John M. Hofstetter	1,466,007

The following details typical compensation arrangements upon retirement, resignation, death, disability, or other termination for other plans.
Profit-Sharing Plan
Upon termination of employment, the employee may receive vested contributions plus income earned on those contributions under the Company’s Profit-Sharing Plan. Upon disability, the IRS allows withdrawals to be made if the employee became permanently disabled. Upon death, the vested account balance of the employee will be paid to the designated beneficiaries.
Non-Qualified SERP
Our SERP was established in 1995 to compensate employees whose benefits in the Profit-Sharing Plan were reduced due to
IRS limitations on compensation. In 2018, the Company opened an account with a third-party administrator, in which the participants are able to hypothetically invest their unfunded liability balances in various investment options, primarily mutual funds. Upon termination of employment, retirement, death, or disability, the employee may receive vested contributions plus any gains or losses on those contributions, based on pre-elections made upon the opening of their accounts. Alongside the liability accounts, there is a Company Owned Life Insurance policy, in which the Company has investments shadowing those of the liabilities, in order to mitigate the risk associated with the unfunded liability.
DSP
We established a rabbi trust in 2009, managed by a third-party, which is a deferred compensation arrangement where our directors and officers are permitted to defer the receipt of shares earned. The value of a participant’s deferral is based on the market value of our common shares at the time of the deferral. Upon termination of employment, retirement, death, or disability, the director's or officer may receive a settlement made in our common shares, based on pre-elections as determined at the time of deferral.

26 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY

Director Compensation
Each director who is not an employee of the Company received an annual retainer fee of $45,000 and an annual award of approximately $75,000 in common shares, to be paid just prior to the completion of each calendar year. Directors who are also employees are not paid a director’s fee. Additionally, board members who serve on committees are also paid an annual retainer of $10,000 per committee per year and chairpersons of each committee are paid an additional annual retainer of $10,000.
Under the Board Stock Ownership Plan, committee members are required to maintain ownership of the Company’s common shares with a minimum aggregate market value of three times the amount of the annual cash retainer paid to a director for Board service (ignoring any additional retainer fees paid for service on Board committees) (the “Ownership
Requirement”), and prohibits the sale of any common shares of Company stock owned by the committee member (except to pay the exercise price of stock options or tax liability generated as a result of equity grants) until such time as the
Ownership Requirement is satisfied. Each committee member will have up to five years from the effective date of the Stock
Ownership Plan (2014) or the date such person becomes a committee member to meet the ownership requirement.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	All Other Compensation (3)	Total ($)
Glenn E. Corlett	75,000	75,025	—	150,025

Maegan A. R. Cross	82,500	45,070	—	127,570

Matthew D. Frymier	65,000	75,025	—	140,025

Richard R. Gascoigne	72,500	75,025	—	147,525

Michael E. Gibbons	75,000	75,025	—	150,025

R. Steven Kestner	60,000	75,025	—	135,025

David C. Sunkle	52,500	75,025	54,592	182,118

(1)Directors’ fees earned by Michael E. Gibbons were issued in common shares and held in the rabbi trust pursuant to the deferral election made under the Company’s DSP. The Nominating Committee began in March 2024 and fees for the year were prorated for the period served, totaling $7,500 per member and an additional $7,500 for the chairperson.
(2)The value of the shares granted was calculated using the closing market price of the shares on the grant date multiplied by the number of shares granted and reflects the amount that the Company has expensed in its financial statements in accordance with FASB ASC Topic 718. The stock awards for Maegan A. R. Cross were settled in shares net of the amount of tax due upon settlement, with the portion to cover taxes paid in cash.
(3)Reflects consulting fees and medical benefits paid.

27 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY

Pay versus Performance
The following table summarizes compensation paid to our Executive Chairman, who is our principal executive officer (PEO)
as set forth in our Summary Compensation Table, compensation actually paid (CAP) to our PEO, average compensation paid to our Non-PEO NEOs as set forth in our Summary Compensation Table, and average compensation actually paid to our Non-PEO NEOs, each as calculated in accordance with SEC rules, and certain Company and peer group performance measures for the periods indicated:

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non-PEO NEOs (2)	Total Shareholder Return (4)	Peer Group Total Shareholder Return (4)	Net Income (in thousands)	Return on Shareholders' Equity (5)
2024	4,661,904	3,029,010	1,871,925	1,554,094	$222.39	$163.12	37,111	12.3%
2023	4,891,381	7,584,765	1,595,453	2,268,815	$231.46	$154.37	63,332	20.8%
2022	4,587,518	6,311,917	1,311,075	1,662,554	$143.07	$126.27	54,395	21.0%
2021	4,760,218	4,371,177	1,278,358	1,206,905	$110.12	$143.94	35,729	16.9%
2020	5,155,604	5,382,937	1,003,522	975,760	$115.12	$131.59	29,803	14.6%
(1)Robert Ruhlman was the PEO for all five years (2020-2024).
(2)The dollar amounts shown in these columns reflect “compensation actually paid” calculated in accordance with
SEC rules. The charts below detail the additions and deductions to the CAP calculation. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO or other NEOs during the applicable years.
(3)The non-PEO NEOs are comprised of: 2024 and 2023 – Dennis F. McKenna, Andrew S. Klaus, J. Ryan Ruhlman, and
John M. Hofstetter; 2022 and 2021 – Andrew S. Klaus, Dennis F. McKenna, J. Ryan Ruhlman, and William H. Haag III;
2020 - David Sunkle, Dennis F. McKenna, William H. Haag III, Michael Weisbarth and Andrew S. Klaus.
(4)These columns assume a $100 investment was made in our common shares and in the stock of our Peer Group
(defined herein) on the last day of our fiscal year before the earliest reported period and all dividends were reinvested. The “Peer Group” is made up of the companies in the Hemscott Industry Group 627 (Industrial Electrical
Equipment), which is the peer group used for the Performance Graph in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
(5)Return on shareholders’ equity is the financial performance measure, which, in the Company’s assessment, represents for 2024 the most important performance measure used to link CAP to our PEOs and non-PEO NEOs to the
Company’s performance.
Compensation Actually Paid
The following tables set forth the adjustments made to the total compensation information included in the Summary
Compensation Table (“SCT”) for the PEO and non-PEO NEOs, as an average, for purposes of providing the “Compensation
Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” in the table above.

28 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY
PEO – Adjustments for CAP

PEO Summary Compensation Table to CAP Adjustments	2024	2023	2022	2021	2020
Deduction for Amounts Reported under the “Stock Awards” Column of the SCT	(1,970,878)	(2,046,877)	(1,889,622)	(1,920,858)	(2,433,539)
Addition of Fair Value of Awards Granted During Year that Remain Unvested as of Year-End (1)	1,526,324	1,544,611	2,660,782	1,729,949	2,254,961
Addition/Deduction of Change in Fair Value from Prior Year-End to Current Year- End of Awards Granted Prior to Year that were Outstanding and Unvested as of Year-End (1)	(1,001,174)	2,967,650	1,109,563	(238,088)	495,213
Addition/Deduction of Change in Fair Value from Prior Year-End to Vesting Date of Awards Granted Prior to Year that Vested During Year (1)	(187,166)	228,000	(156,324)	39,956	(89,302)
Total Adjustments	(1,632,894)	2,693,384	1,724,399	(389,041)	227,333
Average Non-PEO NEOs – Adjustments for CAP

Non-PEO NEOs Summary Compensation Table to CAP Adjustments	2024	2023	2022	2021	2020
Deduction for Amounts Reported under the “Stock Awards” Column of the SCT	(676,176)	(602,998)	(408,213)	(394,581)	(302,531)
Addition of Fair Value of Awards Granted During Year that Remain Unvested as of Year-End (1)	555,982	458,337	574,805	355,365	338,106
Addition/Deduction of Change in Fair Value from Prior Year-End to Current Year- End of Awards Granted Prior to Year that were Outstanding and Unvested as of Year-End (1)	(158,297)	533,804	185,535	(33,695)	54,133
Addition/Deduction of Change in Fair Value from Prior Year-End to Vesting Date of Awards Granted Prior to Year that Vested During Year (1)	(39,340)	136,667	(648)	1,458	(2,725)
Addition of Fair Value of Awards Granted and Vested During Year (1)	—	147,552	—	—	—
Deduction of Fair Value as of Prior Year-End for Prior Year Awards Forfeited During the Year (1)	—	—	—	—	(114,745)
Total Adjustments	(317,831)	673,362	351,479	(71,453)	(27,762)
(1)The fair value of equity component of the CAP calculation was determined in accordance with Item 402(v) of Regulation S-K.
Most Important Performance Measures
The Company views the following financial performance measures as the most important to link Compensation Actually
Paid to the PEO and NEOs for fiscal 2024 to Company performance:
•Sales
•Pre-tax income
•Return on shareholders’ equity
Relationship between Compensation Actually Paid and Performance Measures
The charts below show the relationship between the Compensation Actually Paid to the PEO and the Average
Compensation Actually Paid to the non-PEO NEOs (collectively, “NEO Compensation Actually Paid”) to each of (1) total shareholder return (“TSR”), (2) Net Income, (3) Return on shareholders’ equity.
As discussed under “Compensation Discussion & Analysis” above, our compensation program seeks to attract, motivate and retain our NEOs while ensuring the success and growth of the Company by making a significant portion of NEOs’ total

29 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY
compensation variable and dependent on the Company’s financial performance. As shown in the charts below, NEO CAP is generally aligned with TSR, Net Income, and Return on shareholders’ equity.

30 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY

31 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY

Compensation Committee Interlocks and Insider Participation
No director serving on the Compensation Committee during any part of 2024 was at any time either during or before 2024, an officer or employee of the Company or any of its subsidiaries. No interlocking relationship exists between the Board or
Compensation Committee and the board of directors or compensation committee of any other company, nor has any interlocking relationship existed during 2024.

Transactions with Related Persons
It is the policy of the Company that the Audit Committee approves all related party transactions. Additionally, the
Company has a Code of Conduct that addresses the Company’s commitment to the honesty, integrity and ethical behavior of the Company’s directors, officers and employees. The Code governs the actions and working relationships of the Company’s directors, officers and employees with current and potential customers, consumers, fellow employees, competitors, government and self-regulatory agencies, investors, the public, the media and anyone else with whom the
Company has or may have contact. Each director, officer and employee is instructed to inform the Board when confronted with a situation that may be perceived as a conflict of interest. All related party transactions must be approved by the Audit
Committee in advance. The Audit Committee may engage outside parties to assist it in assessing the fairness and reasonableness of related party transactions. Although the policies and procedures for related parties are not in writing, the results of actions taken by the Audit Committee are documented in formal minutes and are reported to the Board.
The following are the transactions with the Company’s officers and directors that have been approved by the Audit
Committee and reported to the Board in 2024:
•The Company purchased 1,263 shares of the Company at a 30-day average price per share of $125.59 from
Robert G. Ruhlman on February 8, 2024.
•The Company purchased 3,400 shares of the Company at a 30-day average price per share of $131.90 from
Caroline S. Vaccariello on March 13, 2024.
•The Company purchased 700 shares of the Company at a 30-day average price per share of $130.34 from
Timothy O'Shaughnessy on November 20, 2024.
•The Company purchased 2,000 shares of the Company at a 30-day average price per share of $131.90 from
David C. Sunkle on March 13, 2024.
During 2024, the Company paid approximately $223,000 in legal fees to Baker & Hostetler LLP, of which R. Steven Kestner was a partner and the former Chairman of the firm and chair of its policy committee.

32 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY

PROPOSAL TWO: Approval of 2025 Incentive Plan
The Board recommends that you vote “FOR” this proposal.
On February 5, 2025, the Board of Directors, upon the recommendation of the Compensation Committee, approved the
Preformed Line Products Company 2025 Incentive Plan (the “2025 Plan”), subject to shareholder approval.
Background
The Compensation Committee and the Board believe that our provision of equity compensation has been a key factor in aligning the interests of our officers, employees and directors with those of our shareholders by providing an incentive to increase shareholder value. Equity compensation also allows us to compete for and retain talented executives and other personnel.
Under the Preformed Line Products Company 2016 Incentive Plan (the “2016 Plan”), the Company currently has the ability to award stock options, restricted stock awards, and other stock-based awards. As of March 14, 2025, of the aggregate of
1,000,000 common shares that were authorized for issuance under the 2016 Plan, the Company had approximately 296,359 shares remaining available for future restricted stock or restricted stock unit awards, and approximately 22,500 shares remaining available for future option grants.
The Board determined to approve the new 2025 Plan and recommend it for shareholder approval since the 2016 Plan will expire in 2026 and since the 2025 Plan provides greater flexibility to structure awards to meet the Company’s incentive compensation objectives and authorizes a new pool of shares to allow awards to continue to be made for the next several years.
The 2025 Plan would make 618,859 common shares available for new awards.  If our shareholders approve the 2025 Plan, it will become effective as of May 14, 2025 (the “Effective Date”), and no additional awards will be granted under the 2016
Plan as of such date. Shares subject to awards that are outstanding under the 2016 Plan will become available for future grants under the 2025 Plan if they are cancelled, forfeited or expire prior to being exercised. If the 2025 Plan does not receive shareholder approval, the 2025 Plan will not go into effect and the 2016 Plan will stay in effect.
Summary of Recent Plan Data
In developing our proposal for the 2025 Plan and to analyze the impact of equity awards on our shareholders, we considered our “burn rate”. Burn rate provides a measure of the potential dilutive impact of our annual equity award program. Set forth below is a table that reflects our grants made and basic weighted-average common shares outstanding as of fiscal year end for 2024, 2023, and 2022, as well as the average over those years.

Year	Options Granted	Time Based RSUs	Performance Based RSUs	Other Stock-Based Awards Granted	Basic Weighted-Average of Common Shares Outstanding
2024	7,500	7,040	40,914	—	4,908,000
2023	—	10,212	43,952	—	4,920,000
2022	26,500	13,898	61,654	—	4,931,000
3-Year Average	11,333	10,383	48,840	—	4,920,000
The Board and Compensation Committee recognize the impact of dilution on our shareholders and have evaluated the
2025 Plan carefully in the context of the need to motivate, retain and ensure that our leadership team and key employees are focused on our strategic priorities. The following table sets forth certain information as of March 14, 2025, unless otherwise noted, with respect to the Company’s equity compensation plans:

Total Outstanding Options	26,425
Total Outstanding Full Value Awards	211,549
Total Shares Available for Grant	318,859
Corporate Governance Practices
The Board believes that the 2025 Plan promotes the interests of shareholders and is consistent with principles of good corporate governance, including:
•Independent Committee. The 2025 Plan will be administered by the Compensation Committee, which is composed entirely of independent directors who meet NASDAQ standards for independence and are “non-employee directors” under Rule 16b-3(b)(3) of Section 16 of the Exchange Act (“Section 16”).

33 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY
•No Discounted Stock Options or Stock Appreciation Rights (“SARs”). All stock option and SAR awards under the
2025 Plan must have an exercise or base price that is not less than the fair market value of the underlying common shares on the date of grant, except in the case of conversion or substitute awards granted to holders of awards from an acquired business.
•No Repricing of Underwater Options.  The 2025 Plan prohibits any repricing of options or SARs without shareholder approval.
•No “Evergreen” Share Reserve. The 2025 Plan includes a limited reserve of common shares and does not include any “evergreen” provisions for increases to such reserve.
•Minimum Vesting.  The 2025 Plan imposes a one-year minimum vesting period for all equity-based awards other than (i) conversion or substitute awards, (ii) shares delivered in lieu of fully vested cash obligations, and (iii) awards of up to a maximum of five percent (5%) of the available shares reserved under the 2025 Plan.
•No “Liberal” Change in Control Definition. The change in control definition in the 2025 Plan is not “liberal” and, for example, would not occur merely upon shareholder approval of a transaction. A change in control must actually occur in order for the change in control provisions in the 2025 Plan to be triggered.
•Clawback Policy.  Awards under the 2025 Plan will be subject to the terms of the Company’s Clawback Policy, which was adopted in August 2023 and is in accordance with the final NASDAQ listing requirements.
Overview of the 2025 Plan
The purpose of the 2025 Plan is to give the Company and its subsidiaries a competitive advantage in attracting, retaining and motivating officers, employees, directors and consultants and to incentivize those individuals to increase shareholder value through incentives directly linked to the Company’s performance.
The 2025 Plan is an “omnibus” plan that provides for several different kinds of awards, including stock options, restricted stock, restricted stock units (“RSUs”), SARs, and other stock-based awards.
The following summary of the material terms of the 2025 Plan is qualified in its entirety by reference to the full text of the 2025
Plan, a copy of which is attached as Appendix A to this Proxy Statement.
Shares Authorized for Issuance under the 2025 Plan; Share Counting Procedure
A maximum of 618,859 common shares are proposed to be available for awards under the 2025 Plan. The maximum number of shares that may be granted subject to incentive stock options (within the meaning of Section 422 of the Internal
Revenue Code of 1986, as amended (the “Code”)) under the 2025 Plan is 100,000.
If any awards or portions of awards are settled, cancelled, forfeited or expire without the issuance of shares, such shares will not be counted against the foregoing limits and will again be available for issuance under the 2025 Plan. Shares tendered to, or withheld by, the Company in payment of the exercise price of an option or in satisfaction of tax withholding obligations in connection with awards will not be treated as having been issued under the Plan and will be available for future issuance under the 2025 Plan.
In the event the Company acquires any entity or business, conversion or substitution awards may be granted under the 2025
Plan to holders of awards granted under the acquired entity’s or business’s equity compensation plan to the extent permitted under the listing standards of any applicable exchange. Conversion awards will not count against the share limits under the 2025 Plan, however, the settlement, cancellation, forfeiture or expiration of any conversion awards without the issuance of shares will not result in the underlying shares becoming available for grant under the 2025 Plan.
Limitations on Individual Awards
The 2025 Plan also contains limitations on the size of awards that can be provided to an individual participant, as follows:
•No participant may be granted options or SARs covering more than 25,000 shares in the aggregate during any calendar year or other 12-month period.
•No participant may be granted awards of restricted stock, RSUs or other stock-based awards (other than options and SARs) covering more than 25,000 shares in the aggregate during any calendar year or other 12-month period, regardless in each case of whether such awards are thereafter canceled, forfeited or terminated.
Eligible Participants
All directors, officers, employees and consultants of the Company or any of its subsidiaries, and prospective employees who have accepted offers of employment from the Company or its subsidiaries are eligible to receive awards under the 2025
Plan. Incentive stock options may only be granted to employees of the Company or its subsidiaries.  There are approximately 3,401 eligible employees and 7 non-employee directors.  No consultants are expected to be eligible at this time.

34 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY
Administration
The 2025 Plan will be administered by the Compensation Committee of the Board, or such other committee of the Board as the Board may from time to time designate (the “Administrator”). The Administrator will have the authority to grant awards pursuant to the terms of the 2025 Plan, and will have the discretionary authority to, among other things, select eligible individuals to whom awards may be granted, determine the type and the terms of any award to be granted, determine the number of shares to be covered by each award, approve the terms and conditions of each award, modify, amend, or adjust the terms and conditions of any award, adopt rules and regulations relating to the 2025 Plan, interpret the terms of the 2025 Plan and awards granted under the 2025 Plan, accelerate vesting or lapse of restrictions of any outstanding award, to decide all other matters to be determined in connection with awards, and to otherwise administer the 2025 Plan.
The Administrator may delegate all or any part of its responsibilities and powers to a sub-committee or one or more individuals.
In order to meet exemptions from the requirements imposed under Section 16 of the Securities Exchange Act of 1934, as amended, awards granted to officers and directors under the 2025 Plan may only be made by the entire Board or a committee of “non-employee directors,” as defined under Section 16 of the Exchange Act (which, if it so qualifies, may be the Administrator).
Term
The 2025 Plan will become effective on the Effective Date, and will terminate ten years after such approval unless terminated earlier by the Board.
Summary of Awards
Stock Options
The 2025 Plan authorizes the grant of stock options (which may be either incentive stock options within the meaning of
Section 422 of the Code, which are eligible for special tax treatment, or nonqualified stock options).
The term of a stock option granted under the 2025 Plan will be fixed by the Administrator, but in any event cannot be longer than ten years from the date of grant, and the exercise price per share underlying the option may not be less than the fair market value of a common share on the date of grant. Re-pricing of options (i.e., reducing the exercise price or cancelling an option in exchange for cash, another award or an option with a lower exercise price) is not permitted under the 2025
Plan without approval of our shareholders.
The Administrator will determine the times and terms and conditions at which the options shall be exercisable, provided that in no event will the option vest prior to the one-year anniversary of the applicable grant date.
If approved by the Administrator, payment of the exercise price may be made (a) in the form of previously acquired unrestricted shares that have been held for longer than six (6) months (b) pursuant to a broker-assisted sale and remittance program acceptable to the Administrator and in compliance with applicable law, or (c) by instructing the Company to withhold a number of common shares having a fair market value equal to (1) the exercise price, multiplied by (2) the number of shares in respect of which the option shall have been exercised.
Incentive stock options under the 2025 Plan may only be granted to employees of the Company or a subsidiary. Generally, no participant may be granted an incentive stock option if, at the time of the award, he or she owns equity securities possessing more than 10% of the total combined voting power of all classes of equity securities of the Company or any subsidiary of the Company. The aggregate fair market value of shares, determined as of the date of grant, for which any employee may be granted incentive stock options that are exercisable for the first time in any calendar year may not exceed $250,000.
Stock Awards
Under the 2025 Plan, the Administrator may grant participants stock awards, which may involve the award of unrestricted shares of common stock, restricted stock, RSUs representing an amount equivalent in value to the fair market value of a common share, payable in shares, cash or other property, or SARs representing the right to receive cash and/or shares based on the increase, if any, in the Company’s share price over the term of such award.
•Unrestricted Shares of Common Stock.  Shares of unrestricted common stock are actual shares issued to a participant, which, as appropriate, are subject to stated restrictions on transferability, subject to forfeiture, and evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Generally, a holder of unrestricted common stock will have all of the rights of a shareholder of the Company, including, if applicable, the right to vote the shares.
•Restricted Stock. Shares of restricted stock are actual shares issued to a participant, which, as appropriate, are subject to stated restrictions on transferability, forfeiture, time-based restrictions, continued service, and/or the achievement of specific performance goals. Restricted stock may be evidenced in such manner as the

35 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY
Administrator may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Generally, a holder of restricted stock will have all of the rights of a shareholder of the Company, including, if applicable, the right to vote the shares. Dividends on the common shares held as restricted stock may be settled in cash and/or shares, as provided in the applicable award agreement, and the dividends are subject to the same restrictions on transfer and forfeitability as the restricted stock with respect to which paid.
•Restricted Stock Units (RSUs).  RSUs are not actual shares issued to a participant, but are unsecured and unfunded promises to deliver a share in the future subject to the terms and conditions specified in the award agreement and in such other manner as the Administrator may deem appropriate. Like restricted stock, the Administrator may impose conditions and/or restrictions on RSUs as it may deem advisable, including restrictions on transferability, time-
based restrictions, continued performance, and/or restrictions based upon the achievement of specific performance goals. An award of RSUs may provide participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares. Also like restricted stock, dividends on an RSU may be settled in cash and/or shares, as provided in the applicable award agreement, and the dividends are subject to the same restrictions on transfer and forfeitability as the RSU with respect to which paid.
•Stock Appreciation Rights (SARs). SARs are the right to receive cash and/or shares based on a change in the fair market value of a specific number of shares granted to the participant. The grant price of the SAR must be equal to or greater than the fair market value of a share on the applicable grant date, and the term of the SAR must not exceed ten years.
The vesting schedule of stock awards provide that such awards vest no earlier than the first anniversary of the applicable grant date; provided, that the following awards shall not be subject to the minimum one-year vesting requirement: (a)
conversion awards; (b) shares delivered in lieu of fully vested cash obligations; and (c) any other stock-based awards the
Administrator may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the 2025 Plan. Additionally, the foregoing minimum one-year vesting requirement does not apply to the Administrator’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability, or change in control.
The Administrator may condition the vesting of awards based on the achievement of performance goals. The performance goals may be any of the following: overall sales growth, market share, return on net assets, economic value added, shareholder value added, expense ratio, revenues, revenue growth, earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization), earnings per share, operating income, pre- or after-tax income, net income, cash flow (before or after dividends), cash flow per share (before or after dividends), gross margin, operating margin or profit margin, pre- or after-tax return on equity, pre- or after-tax return on capital (including return on total capital or return on invested capital), cash flow return on investment, return on assets or operating assets, stock price appreciation, total shareholder return (measured in terms of stock price appreciation and dividend growth), cost control, evaluation of individual performance towards achieving goals, gross profit, operating profit, cash generation, stock price, core non-interest income, or change in working capital with respect to the Company or any one or more subsidiaries, divisions, business units or business segments of the Company either in absolute terms or relative to the performance of one or more other companies or an index covering multiple companies.
Termination of Board Membership or Employment
The Administrator may specify the effect of termination of service as a director or termination of employment on an award at the time of grant, subject to the Administrator’s right to modify the award terms after the date of grant in accordance with the terms of the 2025 Plan. Unless the Administrator provides otherwise, the following provisions apply to options:
•A participant's unvested options will be forfeited in their entirety upon termination of employment.
•Upon a participant’s termination of employment for any reason other than death, disability or retirement or for cause, any option held by the participant that was vested and exercisable immediately before the termination of employment will be exercisable until the earlier of (a) the three months following such termination of employment and (b) the last day of the term of such option.
•Upon a participant’s death or termination of employment by reason of disability, any option held by the participant that was vested and exercisable immediately prior to participant’s death or termination of employment due to disability will be exercisable until the earlier of (a) the first anniversary of the date of such event and (b) the last day of the term of such option.
•Upon a participant’s termination of employment due to retirement, any incentive stock option held by the participant that was vested and exercisable immediately before the termination of employment will be exercisable until the earlier of (a) three months following such termination of employment and (b) the last day of the term of such option, and any nonqualified option held by the participant that was vested and exercisable immediately before the termination of employment will be exercisable until the earlier of (a) the fifth anniversary of such termination of employment and (b) the last day of the term of such option.
•Upon a participant’s termination of employment for "cause" (as defined in the 2025 Plan, subject to a different definition that may be included in a participant's award agreement, employment agreement or severance agreement), any options held by the participant at the time of termination of employment, whether vested or not, will be forfeited in their entirety.

36 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY
With respect to performance-based awards, if a participant’s employment is terminated due to death, disability or retirement, the Administrator can provide that the participant (or the heir, legatee or legal representative of the participant’s estate) will receive a distribution of a portion of the participant’s then-outstanding awards up to the amount that would have been earned if 100% of the performance goals had been achieved.
Change in Control
The Administrator may specify the effect of change in control of the Company (as defined in the 2025 Plan) on an award at the time of grant, subject to the Administrator’s right to modify the award terms after the date of grant in accordance with the terms of the 2025 Plan. Unless the Administrator provides otherwise, upon a change in control:
•Any options outstanding which are not then exercisable and vested will become fully exercisable and vested.
•Any restricted stock, RSUs and other stock-based awards that are subject only to service-based vesting conditions will become fully vested.
Amendment and Termination of 2025 Plan
The Board or the Administrator may at any time amend, alter, or discontinue the 2025 Plan, but no amendment, alteration or discontinuation may be made that would materially and adversely affect the rights of any participant with respect to a previously granted award without such participant’s consent. However, amendment made to comply with applicable rules of law or to avoid adverse taxation, including Section 409A of the Code, stock exchange rules or accounting rules may be permissible without consent. In addition, no amendment may made without the approval of the Company’s shareholders
(a) to the extent such approval is required by applicable law or the listing standards of the applicable exchange, (b) to the extent such amendment would materially increase the benefits accruing to participants under the 2025 Plan, (c) to the extent such amendment would increase the number of shares which may be subject to awards under the 2025 Plan, or (d)
to the extent such amendment would materially modify the requirements for participation in the 2025 Plan.
Capitalization Adjustments
In the event of a stock dividend, stock split, reverse stock split, reorganization, share combination, recapitalization, extraordinary dividend of cash or other property, or similar event affecting the capital structure of the Company, the
Administrator or the Board will make such substitutions or adjustments as it deems appropriate and equitable to (a) the aggregate number and kind of shares or other securities reserved for issuance and delivery under the 2025 Plan, (b) the various maximum limitations upon certain types of awards and upon the grants to individuals of certain types of awards, (c)
the number and kind of shares or other securities subject to outstanding awards; and (d) the exercise price of outstanding awards.
Grants Under the Plan
As of the date of this proxy statement, no awards have been granted under the 2025 Plan and none will be granted unless and until the 2025 Plan is approved by our shareholders. Grants under the 2025 Plan are discretionary, so it is not possible to predict the number of common shares that will be awarded under the 2025 Plan. The closing price of a common share, as reported on the Nasdaq Stock Market on March 14, 2025 was $144.35.
Tax Matters
The following discussion is designed to provide only a brief, general summary description of the federal income tax consequences associated with awards made pursuant to the 2025 Plan, based on a good faith interpretation of the current federal income tax laws, regulations, and judicial and administrative interpretations, all as in effect or proposed as of the date hereof and all of which are subject to change, possibly with retroactive effect. The following discussion only sets forth federal income tax consequences and does not address any other federal tax consequences or any state, local, or foreign tax consequences that may apply. A participant in the 2025 Plan should not rely on this description and instead should consult his or her own tax advisor.
Nonqualified Stock Options
The grant of an option generally will have no federal income tax consequences for the optionee or the Company. Upon the exercise of an option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of our common shares on the exercise date over the exercise price. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee at the time the optionee recognizes such income for tax purposes.
Incentive Stock Options
An optionee does not recognize taxable income upon the grant or upon the exercise of an incentive stock option
(although the exercise of an incentive stock option may in some cases trigger liability for the alternative minimum tax). Upon the sale of incentive stock option shares, the optionee recognizes income in an amount equal to the excess, if any, of the fair market value of those shares on the date of sale over the exercise price of the incentive stock option shares. The income is taxed at the long-term capital gains rate if the optionee has not disposed of the stock within two years after the date of the grant of the incentive stock option and has held the shares for at least one year after the date of exercise, and we are

37 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY
not entitled to a federal income tax deduction. Incentive stock option holding period requirements are waived when an optionee dies. If an optionee sells incentive stock option shares before having held them for at least one year after the date of exercise and two years after the date of grant, the optionee recognizes ordinary income to the extent of the lesser of: (a)
the gain realized upon the sale; or (b) the excess of the fair market value of the shares on the date of exercise over the exercise price. Any additional gain is treated as long-term or short-term capital gain depending upon how long the optionee has held the incentive stock option shares prior to disposition. In the year of any such disposition, we will receive a federal income tax deduction in an amount equal to the ordinary income that the optionee recognizes, if any, as a result of the disposition.
Restricted Stock
The grant of restricted stock generally will have no federal income tax consequences to the participant or the Company.
The participant will generally recognize ordinary income on the date the award vests, in an amount equal to the value of the shares on the vesting date. Under Section 83(b) of the Code, a participant may elect to recognize income on the date of grant rather than the date of vesting in an amount equal to the fair market value of the shares on the date of grant (less the purchase price for such shares, if any). Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant at the time the participant recognizes such income for tax purposes.
RSUs and Performance-Based Awards
The grant of RSUs or an award that vests based on the achievement of performance goals generally will have no federal income tax consequences to the participant or the Company. The participant generally will recognize ordinary income when payment is actually or constructively received by the participant in satisfaction of the RSU award or performance-
based award, in an amount equal to the amount of cash paid and the fair market value of any shares delivered to the participant. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant at the time the participant recognizes such income for tax purposes.
Other Stock Awards
As a general rule, a participant will recognize ordinary income at the time of delivery of shares or payment of cash under the 2025 Plan. Future appreciation on common shares held beyond the ordinary income recognition event will be taxable as long-term or short-term capital gain, depending on the length of time the participant held the shares, when the shares are sold. We, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the participant. However, if common shares, when delivered, are subject to substantial risk of forfeiture by reason of any employment or performance related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses, unless the participant makes a special election to accelerate taxation under
Section 83(b) of the Code.
Stock Appreciation Rights
The grant of a SAR will result in no tax consequences for the participant or us. A participant generally will recognize ordinary income upon the exercise of a SAR equal to the amount of the cash and the fair market value of any stock received less the exercise price, and we will be entitled to a tax deduction in that amount. Upon the sale of any stock received, the participant will have short-term or long-term capital gain or loss, depending on the length of time the participant held the shares, equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised.
Code Section 162(m)
Section 162(m) limits publicly-held companies to an annual deduction for U.S. federal income tax purposes of $1.0 million for compensation paid to each of their chief executive officer, their chief financial officer, and their three highest compensated executive officers (other than the chief executive officer and chief financial officer) determined at the end of each year. The Administrator shall have full and absolute discretion to determine to what extent an award granted under the 2025 Plan is subject to or otherwise affected by the requirements of Section 162(m) of the Code and the regulations thereunder. In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any awards, the Administrator may make any adjustments to the process it deems appropriate.
Code Sections 409A and 280G
Section 409A of the Code provides special tax rules applicable to programs that provide for a deferral of compensation.
Failure to comply with those requirements will result in accelerated recognition of income for tax purposes, along with an additional tax equal to 20% of the amount included in income and interest on deemed underpayments in certain circumstances. While certain awards under the 2025 Plan could be subject to Section 409A, the 2025 Plan has been drafted to comply with the requirements of Section 409A, where applicable.
Certain payments made to employees and other service providers in connection with a change in control may constitute
“parachute payments” subject to tax penalties imposed on both the Company and the recipient under Sections 280G and
4999 of the Code. In general, when the value of parachute payments equals or exceeds three times the employee’s “base amount,” the employee is subject to a 20% nondeductible excise tax on the excess over the base amount, and the
Company is denied a tax deduction for the excess payments. The base amount is generally defined as the employee’s

38 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY
average compensation for the five calendar years prior to the date of the change in control. The value of accelerated vesting of restricted stock, options, or other awards in connection with a change in control can constitute a parachute payment.

39 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY

PROPOSAL THREE: Ratification of the Appointment of Ernst & Young LLP
The Board recommends that you vote “FOR” this proposal.
The Audit Committee has appointed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the year ending December 31, 2025. For 2024, the Company engaged EY to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2024, to audit the annual financial statements and to perform audit-related and tax services. Representatives of EY are expected to be present at the annual meeting of shareholders, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.
The Board of Directors seeks an indication from shareholders of their approval or disapproval of the Audit Committee’s appointment of EY as the Company’s independent registered public accounting firm for 2025. The submission of this matter for approval by the shareholders is not legally required. The Board believes that submission of this matter presents an opportunity for the shareholders to provide feedback to the Board on an important issue of corporate governance. If the shareholders do not approve the appointment of EY, the appointment will be re-evaluated by the Audit Committee but will not require the Audit Committee to appoint a different accounting firm. The Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.

40 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY

OTHER MATTERS
Independent Registered Public Accounting Firm
The Audit Committee of the Board of Directors appointed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the year ended December 31, 2024.
Audit Fees
The aggregate audit fees billed for professional services rendered by EY for the years ended December 31, 2024 and 2023 were $1,982,436 and $1,870,700, respectively. These fees related to the audit of the Company’s annual financial statements, the audit of internal controls over financial reporting, EY’s review of the financial statements included in the Company’s
Form 10-Qs filed with the Securities and Exchange Commission, and statutory audits of various international subsidiaries.
Audit Related Fees
There were no audit related fees billed for professional services rendered by EY for the years ended December 31, 2024 and
2023.
Tax Fees
Fees billed for professional services rendered by EY for tax-related services for the years ended December 31, 2024 and 2023 were $12,300 and $5,000, respectively. Fees for 2024 related to tax compliance services and fees for 2023 related to tax advisory services related to transfer pricing.
All Other Fees
Fees billed to EY for all other services for the years ended December 31, 2024 and 2023 were $2,000 and relate to subscriptions to EY’s online accounting research tool.

41 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors and executive officers, and owners of more than 10% of our common shares, to file with the Securities and Exchange Commission (the
“SEC”) initial reports of ownership and reports of changes in ownership of our common shares and other equity securities.
Executive officers, directors and owners of more than 10% of the common shares are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

Section 16(a) Beneficial Ownership Compliance
Based solely on a review of these reports and written representations from the executive officers and directors, the
Company believes that there was compliance with all such filing requirements for the fiscal year ended December 31, 2024, other than the following filings that were inadvertently filed late: (a) Ms. Maegan A.R. Cross’ Form 4 reporting her disposal of
1,800 shares on June 15, 2023, filed on January 9, 2024, (b) Mr. Randall Ruhlman’s Form 4 reporting his gift receipt of 100,113 shares on December 28, 2022 and acquisition of 604,213 shares on August 16, 2023, filed on August 30, 2024, (c) Mr. Robert
Ruhlman’s Form 4 reporting his gift receipt of 100,113 shares on December 28, 2022 and acquisition of 604,213 shares on
August 16, 2023, filed on August 30, 2024, and (d) Mr. Michael E. Gibbons’ Form 4 reporting the acquisition of 146 shares on
April 1, 2024, 151 shares on July 1, 2024, 146 shares on October 1, 2024, filed on November 21, 2024.

42 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY

SHAREHOLDER PROPOSALS FOR 2026 ANNUAL MEETING
Proposals of shareholders intended to be presented, pursuant to Rule 14a-8 under the Exchange Act, at the 2026 annual meeting of shareholders must be received by the Company at 660 Beta Drive, Mayfield Village, Ohio 44143, on or before
November 21, 2025, for inclusion in the proxy statement and form of proxy relating to the 2026 annual meeting of shareholders. In order for a shareholder’s proposal outside of Rule 14a-8 under the Exchange Act including submissions for director nominees to be considered timely within the meaning of Rule 14a-4(c) of the Exchange Act, such proposal must have been received by the Company at the address listed under “Communication with Board of Directors” no earlier than
January 13, 2026 and not later than February 12, 2026 and must comply with all provisions of our Amended and Restated
Code of Regulations.
In addition to satisfying the requirements under our Amended and Restated Code of Regulations, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange
Act, which notice must be postmarked or transmitted electronically to us at our principal executive offices no later than 60 days prior to the one-year anniversary date of the annual meeting (for the 2026 annual meeting of shareholders, no later than March 14, 2026). Such notice should be delivered to our Corporate Secretary at our principal executive offices and/or sent via email to carrie.vaccariello@plp.com. If the date of the 2026 annual meeting of shareholders is changed by more than 30 days from such anniversary date, however, then the shareholder must provide notice by the later of 60 days prior to the date of the 2026 annual meeting of shareholders and the 10th day following the date on which public announcement of the date of the 2026 annual meeting of shareholders is first made.

43 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY
Communication with the Board of Directors
The Board of Directors of the Company believes that it is important for shareholders to have a process to send communications to the Board of Directors. Accordingly, shareholders who wish to communicate with the Board of Directors or a particular director may do so by sending a letter to:

Caroline S. Vaccariello	- or -	Michael E. Gibbons
General Counsel and Corporate Secretary		Chairman, Audit Committee
Preformed Line Products Company		c/o Brown Gibbons Lang & Company
660 Beta Drive		1375 East 9th Street, Suite 2500
Mayfield Village, Ohio 44143		Cleveland, OH 44114
The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Shareholder-Board
Communication” or “Shareholder-Director Communication.” All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board of Directors or certain specified individual directors. The Secretary and Mr. Gibbons, as applicable, will make copies of all such letters and circulate them to the appropriate director or directors. The directors are not spokespeople for the Company and shareholders should not expect a response or reply to any communication.
Shareholders Sharing the Same Address
If you and other residents at your mailing address own common shares in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement unless contrary to your instructions. This practice is known as “householding,” and is designed to reduce our printing and postage costs. Upon written or oral request, we will promptly deliver a separate set of proxy materials to any beneficial owner at a shared address to which a single copy of any of those documents was delivered. To receive a separate set of proxy materials, you may write or call our Investor Relations Contact at PLP Investor Contacts, 660 Beta Drive, Mayfield Village, Ohio 44143,
telephone (440) 461-5200.
Form 10-K
We will mail without charge, upon written request, a copy of our Annual Report on Form 10-K for the fiscal year ended
December 31, 2024, including the consolidated financial statements, schedules and list of exhibits, and any particular exhibit specifically requested. Requests should be sent to our Investor Relations Contact at PLP Investor Contacts, 660 Beta
Drive. Mayfield Village, Ohio 44143, telephone (440) 461-5200. The Annual Report on Form 10-K is also available at
www.plp.com.

By order of the Board of Directors,

CAROLINE S. VACCARIELLO,
Dated: March 21, 2025	Secretary

44 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY

Preformed Line Products Company

Annual Meeting of Shareholders

For Shareholders of record as of March 14, 2025

Tuesday, May 13, 2025 9:30 AM, Local Time

660 Beta Drive, Mayfield Village, OH 44143

Internet:
www.proxypush.com/PLPC
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-866-892-1607
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 8:00 AM, Local Time, May 13, 2025.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Robert G. Ruhlman, Andrew S. Klaus and Caroline S. Vaccariello (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Preformed Line Products Company which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

If you hold shares in any Employee Stock Purchase Plan, or 401(k) savings plan of the Company (the "Plans"), then this proxy card, when signed and returned, or your telephone or Internet proxy, will constitute voting instructions on matters properly coming before the Annual Meeting and at any adjournments or postponements thereof in accordance with the instructions given herein to the trustee for shares held in any of the Plans. Shares in each of the Plans for which voting instructions are not received by 11:59 P.M., Eastern Time, May 8, 2025, or if no choice is specified, will be voted by an independent fiduciary.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

45 2024 Proxy Statement	PREFORMED LINE PRODUCTS COMPANY

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APPENDIX A
PREFORMED LINE PRODUCTS COMPANY
2025 INCENTIVE PLAN
Section 1.Purpose; Definitions
The purpose of this Plan is to give the Company and its Subsidiaries a competitive advantage in attracting, retaining and motivating officers, employees, directors, and consultants and to incentivize those individuals to increase shareholder value through incentives directly linked to the Company’s performance. Certain capitalized terms are defined in the first section in which they are used. In addition, for purposes of this Plan, the following terms are defined as set forth below:
“Applicable Exchange” means The Nasdaq Stock Market or such securities exchange as at the applicable time is the principal market for the Common Stock.
“Award” means an Option, Restricted Stock, RSU, Stock Appreciation Right, or other Stock Award, granted pursuant to the terms of this Plan.
“Award Agreement” means a written document or agreement setting forth the terms and conditions of a specific
Award.
“Board” means the Board of Directors of the Company.
“Cause” means, unless otherwise provided in an Award Agreement, (i) conviction of the Participant for committing a felony under federal law or the law of the state in which such action (or failure to act) occurred, (ii) dishonesty in the course of fulfilling the Participant’s Company (and Company-related) employment duties, (iii) failure on the part of the
Participant to perform such Participant’s Company (and Company-related) duties in any material respect, (iv) a material violation by the Participant of the Company’s ethics and compliance program.
“Change in Control” has the meaning set forth in Section 7(b).
“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue
Service or the United States Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor section.
“Commission” means the Securities and Exchange Commission, or any successor agency.
“Committee” has the meaning set forth in Section 2(a).
“Common Stock” means common share, par value $2 per share, of the Company.
“Company” means Preformed Line Products Company, an Ohio corporation, and any other entity that succeeds to that company’s rights and obligations hereunder, whether by law or by contract.
“Consultant” means an individual providing personal services to the Company or any one or more of its Subsidiaries
(or all of them) while classified for federal tax purposes as an independent contractor, so long as such individual (i) provides bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company’s securities, and (iii) otherwise qualifies as a consultant under the applicable rules of the Commission for registration of securities on Form S-8 under the
Securities Act of 1933, as amended, and any successor thereto.
“Conversion Awards” has the meaning set forth in Section 3(c)(iii).
“Disability” means any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his usual and customary duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the
Committee, is permanent and likely to be continuous in nature. The Committee may require such medical or other evidence as it deems necessary to determine the nature and permanency of the Participant’s condition. Notwithstanding the standard described in the preceding two sentences, Disability shall mean “permanent and total disability” as defined in
Section 22(e)(3) of the Code when used with respect to an Incentive Stock Option and, if and to the extent required to avoid adverse taxation under Section 409A of the Code, “disability” within the meaning of Section 409A of the Code.

A - 2
“Disaffiliation” means a Subsidiary’s ceasing to be a Subsidiary for any reason (including, without limitation, as a result of a public offering, or a spinoff or sale by the Company, of the stock of the Subsidiary) or a sale of a division of the
Company and its Subsidiary.
“Eligible Individual” means an individual who is either a director, officer or employee of the Company or any of its
Subsidiaries, or a Consultant, and shall specifically include any individual who has accepted an offer of employment from the Company or any one of its Subsidiaries.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.
“Fair Market Value” means, unless otherwise specified by the Committee in an Award Agreement, the closing price of a share of Common Stock on the Applicable Exchange on the date of measurement, or if Shares were not traded on the
Applicable Exchange on such measurement date, then on the next preceding date on which Shares were traded. If the
Common Stock is not listed on a national securities exchange, Fair Market Value shall be determined by application of a reasonable valuation method by the Committee. Without limiting the generality of the preceding two sentences, where necessary to ensure that a given Award is exempt from and not subject to the provisions of Section 409A of the Code, “Fair
Market Value” shall be determined in a manner consistent with the definition of “fair market value” found in Section 409A of the Code and related regulations; and where necessary to ensure that a given Award consisting in whole or in part of
Incentive Stock Options satisfies the criteria for granting such Options, “Fair Market Value” shall be determined in a manner consistent with the definition of “fair market value” found in Sections 422 and 424 of the Code and related regulations.
“Grant Date” means the date on which the Board or Committee, or the Committee’s delegate as permitted hereby, adopts a resolution, or takes other appropriate and definitive action, expressly granting a given Award to a
Participant that specifies the key terms and conditions of such Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.
“Incentive Stock Option” means any Option that is designated in the applicable Award Agreement as an
“incentive stock option” within the meaning of Section 422 of the Code.
“Nonqualified Option” means any Option that is not an Incentive Stock Option.
“Option” means an Award granted under Section 5.
“Outside Director” means an individual who is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and an “independent director” or the like under the Applicable Exchange’s rules (or, in each case, any successor terms or definitions).
“Participant” means an Eligible Individual to whom an Award is or has been granted, but only while such Award remains in effect and has not expired, lapsed, or otherwise been terminated; where the context requires, “Participant” shall be deemed to include such Eligible Individual’s guardian, legal representative or permissible transferee.
“Performance Goals” means any performance goals established by the Committee in connection with the grant of
Awards. As determined by the Committee, Performance Goals may be based on the attainment of specified levels of one or more of the following measures: overall sales growth; market share; return on net assets; economic value added;
shareholder value added; expense ratio; revenues; revenue growth; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); earnings per share; operating income; pre- or after-tax income; net income; cash flow (before or after dividends); cash flow per share (before or after dividends); gross margin; operating margin or profit margin; pre- or after-tax return on equity; pre- or after-tax return on capital (including return on total capital or return on invested capital); cash flow return on investment; return on assets or operating assets; stock price appreciation; total shareholder return (measured in terms of stock price appreciation and dividend growth); cost control; gross profit; operating profit; cash generation; stock price; and core non-interest income, or change in working capital with respect to the Company or any one or more Subsidiaries, divisions, business units or business segments of the Company either in absolute terms or relative to the performance of one or more other companies or an index covering multiple companies.
“Plan” means this Preformed Line Products Company 2025 Incentive Plan, as set forth herein and as may be amended from time to time hereafter.
“Prior Plan” means the Preformed Line Products Company 2016 Incentive Plan.
“Restricted Stock” means an Award of restricted Shares granted under Section 6.

A - 3
“Retirement” means the Participant’s Termination of Employment, under circumstances that the Committee determines, in its sole discretion, are consistent with a retirement, after the earlier of: (i) attainment of age 65; or (ii)
attainment of age 50 with at least 15 years of continuous service as an employee of the Company or any one or more
Subsidiaries.
“RSU” means an Award granted under Section 6 that is an unsecured and unfunded promise to deliver a Share in the future subject to the terms and conditions specified in the Award Agreement.
“Share” means a share of Common Stock.
“Stock Appreciation Right” means a right to receive cash and/or Shares based on a change in the Fair Market
Value of a specific number of Shares granted under Section 6.
“Stock Award” means any Award that is valued in whole or in part by reference to, or is otherwise based upon,
Common Stock or the price thereof (including, subject to the limitations set forth in Section 6, grants of unrestricted
Common Stock), and that is granted under Section 6.
“Subsidiary” means any corporation, partnership, joint venture, limited liability company or other entity during any period in which at least a 50% voting or profits interest is owned, directly or indirectly, by the Company; provided, however, that where “Subsidiary” is used with respect to Incentive Stock Options, the term shall be limited to a subsidiary corporation within the meaning of Section 424(f) of the Code.
“Term” means the maximum period during which an Option or Stock Appreciation Right may remain outstanding, subject to earlier termination upon Termination of Employment or otherwise, as specified in the applicable Award
Agreement.
“Termination of Employment” means the termination of the applicable Participant’s employment with, or performance of services for, the Company and its Subsidiaries. Unless otherwise determined by the Committee, (i) if a
Participant’s employment with the Company terminates but such Participant continues to provide material services to the
Company or one or more of its Subsidiaries in a non-employee capacity, such change in status shall not be deemed a
Termination of Employment and (ii) a Participant employed by, or performing services for, a Subsidiary or a division of the
Company shall be deemed to incur a Termination of Employment if, as a result of a Disaffiliation, such Subsidiary or division ceases to be a Subsidiary or division, as the case may be, and such Participant does not immediately thereafter become an employee of, or service provider for, the Company or another Subsidiary. Temporary, short -term absences from the workplace because of illness or vacation, leaves of absence which are approved by the Committee and transfers among the Company and its Subsidiaries shall not be considered Terminations of Employment.
Section 2.Administration
(a)Committee. The Plan shall be administered by the Compensation Committee of the Board, or such other committee of the Board as the Board may from time to time designate (the “Committee”); the Committee in any event shall be composed of not fewer than two Outside Directors and shall be appointed by and serve at the pleasure of the
Board. The Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals.
Among other things, the Committee shall have the discretionary authority:
(i)to select the Eligible Individuals to whom Awards may from time to time be granted;
(ii)to determine whether and to what extent Incentive Stock Options, Nonqualified Options, Restricted
Stock, RSUs, Stock Appreciation Rights, and other Stock Awards, or any combination thereof, are to be granted hereunder;
(iii)to determine the number of Shares to be covered by each Award granted hereunder;
(iv)to determine the terms and conditions of each Award granted hereunder, based on such factors as the Committee shall determine;
(v)subject to Section 9, to modify, amend, or adjust the terms and conditions of any Award;
(vi)to adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Plan as it shall from time to time deem advisable;
(vii)to interpret the terms and provisions of the Plan, Awards, and any related documents;
(viii)to accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;
(ix)to decide all other matters that must be determined in connection with an Award; and

A - 4
(x)to otherwise administer the Plan.
(b)Procedures.
(i)The Committee may act only by a majority of its members then in office, except that the
Committee may, except to the extent prohibited by applicable law or the listing standards of the Applicable Exchange, and subject to Section 8(a), allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it.
(ii)Any authority granted to the Committee not required to be exercised exclusively by the
Committee may also be exercised by the full Board. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.
(c)Discretion of Committee. Any determination made by the Committee, or by an appropriately designated member or officer pursuant to delegated authority under the provisions of the Plan, with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately designated member or officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company, Participants, and Eligible Individuals.
(d)Award Agreements. The terms and conditions of each Award, as determined by the Committee, shall be set forth in a written (or electronic) Award Agreement, which shall be delivered to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of such Award.
Section 3.Common Stock Subject to Plan
(a)Plan Maximums. The maximum number of Shares subject to Awards of any type under the Plan shall be
618,859, which is equal to the number of Shares available for future grants as of March 14, 2025 under the Prior Plan, assuming that all outstanding Awards as of that date under the Prior Plan are satisfied at the maximum target, plus 300,000 newly approved Shares. The maximum number of Shares subject to Incentive Stock Options shall be 100,000 Shares. Shares subject to an Award under the Plan may be treasury or authorized and unissued Shares. If any Awards or portions thereof are settled, cancelled, forfeited, or expire without the issuance of Shares, the Shares underlying such Awards or portions thereof, to the extent of such settlement, cancellation, forfeiture, or expiration, shall not count against the foregoing limits and shall be again available for issuance under the Plan. Shares tendered to, or withheld by, the Company in payment of the exercise price of an Option or in satisfaction of tax withholding obligations in connection with any type of Award shall not be considered to have been issued and thus shall be available for future issuance under the Plan. After the Effective
Date (as defined in Section 9(a)) Shares that are subject to issuance pursuant to any awards previously granted under the
Prior Plan that are settled, cancelled, forfeited, or expire without the issuance of Shares shall be added to the Shares available for issuance pursuant to future grants of Awards under the Plan. Conversion Awards shall not count against the foregoing limits, provided that the settlement, cancellation, forfeiture, or expiration of any Conversion Awards without the issuance of Shares shall not result in the underlying Shares becoming available for grant under the Plan.
(b)Individual Limits. No Participant may be granted Options (whether Incentive Stock Options or Nonqualified
Options) or Stock Appreciation Rights covering in excess of 25,000 Shares in the aggregate during any calendar year or other 12-month period, and no Participant may be granted Awards of Restricted Stock, RSUs, or other Stock Awards that are not Stock Appreciation Rights covering in excess of 25,000 Shares in the aggregate during any calendar year or other 12-
month period, regardless in each case of whether such Awards are thereafter canceled, forfeited, or terminated.
(c)Corporate Transactions; Capitalization Changes; Conversion Awards.
(i)In the event of a merger, consolidation, acquisition of property or shares, stock rights offering, liquidation, separation, spinoff, Disaffiliation, or similar event affecting the Company or any of its Subsidiaries (each, a
“Corporate Transaction”), regardless of whether or not such Corporate Transaction constitutes a Change in Control, the
Committee or the Board may in its discretion make such substitutions or adjustments as it deems appropriate and equitable to (A) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under the Plan, (B) the various maximum limitations set forth in Sections 3(a) and 3(b) upon certain types of Awards and upon the grants to individuals of certain types of Awards, (C) the number and kind of Shares or other securities subject to outstanding Awards;
and (D) the exercise price of outstanding Awards. In the case of any Corporate Transaction, such adjustments may include, without limitation, (A) the cancellation of outstanding Awards in exchange for payments of cash, property, or a combination thereof having an aggregate value equal to the value, if any, of such Awards, as determined by the
Committee or the Board in its sole discretion (it being understood that in the case of a Corporate Transaction with respect to which shareholders of Common Stock receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Committee that the value of an Option shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Corporate
Transaction over the exercise price of such Option shall conclusively be deemed valid and, if there is no excess, such
Options may be cancelled without consideration); (B) the substitution of other property (including, without limitation, cash or other securities of the Company or securities of entities other than the Company) for the Shares subject to outstanding
Awards; and (C) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected Subsidiary or division or by the entity that controls such
Subsidiary or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Company securities).

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(ii)In the event of a stock dividend, stock split, reverse stock split, reorganization, share combination, recapitalization, extraordinary dividend of cash or other property, or similar event affecting the capital structure of the
Company, the Committee or the Board shall make such substitutions or adjustments as it deems appropriate and equitable to (A) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under the Plan, (B) the various maximum limitations set forth in Sections 3(a) and 3(b) upon certain types of Awards and upon the grants to individuals of certain types of Awards, (C) the number and kind of Shares or other securities subject to outstanding Awards;
and (D) the exercise price of outstanding Awards.
(iii)In the event the Company acquires any entity or business, the Committee may grant conversion or substitution awards under the Plan to holders of awards granted under the acquired entity or business’s equity compensation plan to the extent permitted under the listing standards of any Applicable Exchange (“Conversion Awards”).
(d)Section 409A of the Code. Notwithstanding anything in this Plan to the contrary, any substitutions or adjustments made pursuant to Section 3(c) shall be made: (i) in compliance with, or in a manner consistent with exemption from, Section 409A of the Code; and (ii) with respect to Options, in a manner consistent with the relevant rules under Section
424 of the Code.
Section 4. Eligibility
Awards may be granted under the Plan to Eligible Individuals; provided, however, that Incentive Stock Options may be granted only to employees of the Company or its Subsidiaries.
Section 5.Options
(a)Types of Options. Options may be of two types: Incentive Stock Options and Nonqualified Options. The
Award Agreement for an Option shall indicate if an Option is intended to be an Incentive Stock Option.
(b)Exercise Price. The exercise price per Share subject to an Option shall be determined by the Committee and set forth in the applicable Award Agreement and shall not be less than the Fair Market Value of a Share on the applicable Grant Date (other than in the case of a Conversion Award). In no event may any Option granted under this Plan be amended, other than pursuant to Section 3(c) and (d), to decrease the exercise price thereof, be cancelled in conjunction with the grant of any new Option with a lower exercise price, or otherwise be subject to any action that would be treated, for accounting purposes, as a “repricing” of such Option, unless such amendment, cancellation, or action is approved by the Company’s shareholders.
(c)Term. The Term of each Option shall be fixed by the Committee but shall not exceed ten (10) years from the applicable Grant Date.
(d)Vesting and Exercisability. Except as otherwise provided herein, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee, provided that in no event shall the vesting schedule of an Option provide that such Option shall fully vest prior to the first (1st) anniversary of the applicable
Grant Date (other than, to the extent provided in the Award Agreement, in the case of death, Disability, Retirement, or
Change in Control).
(e)Method of Exercise. Subject to the provisions of this Section 5, Options may be exercised, in whole or in part, at any time during the applicable Term when the Options are vested and exercisable, by giving written notice of exercise to the Company, specifying the number of Shares as to which the Option is being exercised, and complying with such other procedures as the Committee may establish. Such notice shall be accompanied by payment in full of the purchase price
(which shall equal the product of such number of Shares multiplied by the applicable exercise price) by certified or bank check or such other instrument or method as the Company may accept. If approved by the Committee, payment of the exercise price, in full or in part, may also be made as follows:
(i)Payment may be made in the form of previously acquired unrestricted Shares that have been held for longer than six (6) months (by delivery of such Shares or by attestation, with their value based on the Fair Market Value of the Common Stock on the date the Option is exercised).
(ii)Payment may be made pursuant a broker-assisted sale and remittance program acceptable to the Committee and in compliance with applicable law.
(iii)Payment may be made by instructing the Company to withhold a number of shares of Common
Stock having a Fair Market Value (based on the Fair Market Value of the Common Stock on the date the Option is exercised) equal to: (A) the exercise price, multiplied by (B) the number of Shares in respect of which the Option shall have been exercised.
(f)Delivery. No Shares shall be delivered pursuant to the exercise of an Option until the exercise price therefor has been fully paid and applicable taxes have been withheld, to the extent necessary.
(g)Nontransferability of Options. No Option shall be transferable by a Participant other than, for no value or consideration, (i) by will or by the laws of descent and distribution, or (ii) in the case of a Nonqualified Option, if and to the extent expressly permitted by the Committee, pursuant to a transfer to such Participant’s “family member” as defined in
General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, and any successor thereto. Subject

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to the terms of the Plan, any Option shall be exercisable only by the applicable Participant or his or her guardian or legal representative, or any person to whom such Option is permissibly transferred pursuant to this Section 5(g);
(h)Termination of Employment. A Participant’s unvested Options shall be forfeited in their entirety upon his or her Termination of Employment, unless accelerated in connection with such Termination of Employment as provided in the
Award Agreement or as determined by the Committee. With respect to vested Options:
(i)Upon a Participant’s Termination of Employment for any reason other than death, Disability or
Retirement or for Cause, any Option held by the Participant that was vested and exercisable immediately before the
Termination of Employment shall be exercisable until the earlier of (A) three (3) months following such Termination of
Employment, or (B) the last day of the Term thereof;
(ii)Upon a Participant’s death, any Option held by the Participant that was vested and exercisable immediately prior to such Participant’s death shall be exercisable until the earlier of (A) the first (1st) anniversary of the date of death, or (B) the last day of the Term thereof;
(iii)Upon a Participant’s Termination of Employment by reason of Disability, any Option held by the
Participant that was vested and exercisable immediately before the Termination of Employment shall be exercisable until the earlier of (A) the first (1st) anniversary of such date of Disability, or (B) the last day of the Term thereof;
(iv)Upon a Participant’s Termination of Employment due to Retirement, any Incentive Stock Option
held by the Participant that was vested and exercisable immediately before the Termination of Employment shall be exercisable until the earlier of (A) three (3) months following such Termination of Employment and (B) the last day of the
Term thereof, and any Nonqualified Option held by such Participant that was vested and exercisable immediately before the Termination of Employment shall be exercisable until the earlier of (A) the fifth (5th) anniversary of such Termination of
Employment, or (B) the last day of the Term thereof; and
(v)Upon a Participant’s Termination of Employment for Cause, any Options held by the Participant at the time of Termination of Employment, whether vested or not, shall be forfeited in their entirety.
Notwithstanding the foregoing, the Committee shall have the power, in its discretion, to establish different rules concerning the consequences of a Termination of Employment in an applicable Award Agreement.
(i)Special Rules for Incentive Stock Options. Notwithstanding anything in this Plan to the contrary, Incentive
Stock Options shall be subject to the following additional rules and restrictions:
(i)No Participant may be granted an Incentive Stock Option if, at the time of the Award, he or she owns (after application of the rules in Section 424(d) of the Code) equity securities possessing more than 10% of the total combined voting power of all classes of equity securities of the Company or any Subsidiary unless: (A) the exercise price is at least 110% of the Fair Market Value of the underlying Shares as of the Grant Date; and (B) the Incentive Stock Option is
not exercisable on or after the fifth (5th) anniversary of the Grant Date.
(ii)The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time such Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a grantee during any calendar year (under this Plan or any other plan adopted by the Company or any Subsidiary) shall not exceed $100,000. If such aggregate Fair Market Value exceeds $100,000, such number of Incentive Stock Options with an aggregate Fair Market Value equal to the amount in excess of $100,000 shall be treated as Nonqualified Options.
(iii)Incentive Stock Options may only be granted to employees of the Company or a Subsidiary. A
Termination of Employment shall not occur unless and until an employee ceases employment with the Company and all
Subsidiaries.
(iv)The foregoing provisions are designed to comply with the requirements of Section 422 of the Code and shall be automatically amended or modified to comply with amendments or modifications to Section 422 or any successor provisions. Any Incentive Stock Option which fails to comply with Section 422 of the Code is automatically treated as a Nonqualified Option appropriately granted under this Plan, provided that it otherwise meets the Plan’s requirements for
Nonqualified Options.
(v)No Incentive Stock Option shall be granted on or after the tenth (10th) anniversary of the date this
Plan was adopted by the Board.
Section 6.Stock Awards
(a)Nature of Stock Awards. Stock Awards may be granted under the Plan on such terms and conditions as the
Committee may determine and may be settled in Shares, property, or cash, or a combination thereof, as determined by the Committee.
(i)Share Awards. Shares of unrestricted Common Stock or Restricted Stock are actual Shares issued to a Participant, which, as appropriate, are subject to stated restrictions on transferability and subject to forfeiture and shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any book-entry registration or certificate issued in respect of Shares subject to a Stock Award shall be registered in the name of the applicable Participant and shall bear an appropriate legend or restriction referring to the

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terms, conditions, and restrictions applicable to such Award, in such form as the Committee may prescribe. The Committee may require that certificates evidencing such Shares be held in escrow by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Stock Award, the applicable Participant shall have delivered one or more stock powers, endorsed in blank and in such form as the Committee may prescribe, relating to the Common Stock covered by such Award.
(ii)RSUs. RSUs are not actual Shares issued to a Participant but are unsecured and unfunded promises to deliver a Share  in the future, subject to the terms and conditions specified in the Award Agreement and shall be evidenced by the Award Agreement and in such other manner as the Committee may deem appropriate.
(iii)Stock Appreciation Rights. If the Committee grants a Stock Award that constitutes a Stock
Appreciation Right or similar award the value of which is determined based on the increase, if any, in the Company’s Share price over the Term of the Award, then such Stock Appreciation Right shall have a grant price that is not less than the Fair
Market Value of a Share on the applicable Grant Date (other than in the case of a Conversion Award) and shall have a
Term not exceeding ten (10) years.
(b)Terms and Conditions. Stock Awards shall be subject to the following terms and conditions:
(i)Vesting. The Committee shall, prior to or at the time of grant, condition the vesting of a Stock
Award that is not an Award of unrestricted Common Stock upon: (A) the continued service of the applicable Participant for a prescribed period or periods, (B) attainment of Performance Goals, or (C) both. Subject to the provisions of the Plan and the applicable Award Agreement, during the period vesting restrictions apply (the “Restriction Period”), the Participant shall not be permitted to sell, assign, transfer, pledge, or otherwise encumber any Stock Award, and any purported sale, assignment, transfer, pledge, or encumbrance shall be null and void.
(ii)Minimum Vesting. Notwithstanding any other provision of the Plan to the contrary, Stock Awards granted under the Plan shall vest no earlier than the first (1st) anniversary of the applicable Grant Date; provided, that the following Stock Awards shall not be subject to the foregoing minimum vesting requirement: (A) Conversion Awards; (B)
Shares delivered in lieu of fully vested cash obligations; and (C) any additional Stock Awards the Committee may grant, up to a maximum of five percent (5%) of the available Share reserve authorized for issuance under the Plan pursuant to Section
3 (subject to adjustment under Section 3(c)); and, provided, further, that the foregoing restriction does not apply to the
Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of Retirement, death, Disability, or a Change in Control, in the terms of the Award Agreement or otherwise.
(iii)Rights as a Shareholder. Except as provided in this Section 6 and the applicable Award
Agreement, Participants who receive Awards of  Restricted Stock and unrestricted Common Stock shall have all of the rights of a shareholder of the Company holding the class or series of Common Stock that is the subject of the Stock Award, including, if applicable, the right to vote the Shares. In accordance with Section 11(d), holders of RSUs and Stock
Appreciation Rights shall not have any of the rights of a holder with respect to any Shares subject to such Award unless and until such Shares are issued to the Participant. Unless otherwise determined by the Committee in the applicable Award
Agreement or otherwise to comply with applicable law, an Award of Restricted Stock or RSUs may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding Shares (“Dividend Equivalents”) during the Restriction Period and until, in the case of RSUs, Shares are issued to the Participant in settlement of the RSUs. Dividend Equivalents may be settled in cash and/or Shares, as provided in the
Award agreement, and shall be subject to the same restrictions on transfer and forfeitability as the Restricted Stock or RSUs with respect to which paid. For the avoidance of doubt, no holder of an Option shall be entitled to Dividend Equivalents.
(iv)Issuance of Shares. If and when all applicable Performance Goals have been satisfied and the
Restriction Period has expired without a prior forfeiture of the Stock Award, unlegended certificates (i.e., bearing only those legends which may appear on Common Stock certificates generally) or unrestricted book-entry registrations for such Shares shall be issued to Participant. Subject to Section 11(a), RSUs will be settled by issuance of Shares as soon as practicable following the time if and when all applicable Performance Goals have been satisfied and the Restriction Period has expired without prior forfeiture.
Section 7.Change in Control Provisions
(a)Impact of Event. In the event of a Change in Control (as defined below), except to the extent the
Committee specifically provides otherwise in an Award Agreement or, in its discretion as provided in Section 3(c), grants or authorizes a substitute award, immediately upon the occurrence of a Change in Control:
(i)any Options outstanding which are not then exercisable and vested shall become fully exercisable and vested;
(ii)any Restricted Stock, RSUs, Stock Appreciation Rights, and other Stock Awards that are subject only to service-based vesting conditions shall become fully vested.
The treatment upon the occurrence of a Change in Control of any Award subject to Performance Goals, whether alone or together with service-based conditions, shall be as provided in the applicable Award Agreement or, if not so provided, determined by the Committee in its discretion.

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The Committee may also make additional adjustments and/or settlements of outstanding Awards as it deems appropriate, provided that such adjustments and settlements are consistent with the Plan’s purposes and do not result in adverse taxation under Section 409A of the Code and related regulations.
(b)Definition of Change in Control. For purposes of the Plan, a “Change in Control” shall mean any of the following events:
(i)during any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director and whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest (as described in Rule 14a-11 under the
Exchange Act) (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any
“person” (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the
Exchange Act) other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director;
(ii)any person becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the
Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”);
provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control of the
Company by virtue of any of the following acquisitions: (A) by the Company or any subsidiary, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary, (C) by an underwriter temporarily holding securities pursuant to an offering of such securities, (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph
(iii)), (E) by a transfer from a family member or from a trust for the benefit of a family member; (F) a transaction (other than one described in (iii) below) in which Company Voting Securities are acquired from the Company, if a majority of the
Incumbent Directors approve a resolution providing expressly that the acquisition pursuant to this clause (F) does not constitute a Change in Control of the Company under this paragraph (ii); or (G) resulting, directly or indirectly, from the sale or sales by members of the family of Barbara P. Ruhlman, including, but not limited to, the lineal descendants of Thomas F.
Peterson and their spouses and trusts for the benefit of any of the foregoing, with the prior consent of the Board;
(iii)the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Reorganization”), or sale or other disposition of all or substantially all of the Company’s assets to an entity that is not an affiliate of the Company (a
“Sale”), unless immediately following such Reorganization or Sale: (A) more than 50% of the total voting power of (x) the corporation resulting from such Reorganization or the corporation which has acquired all or substantially all of the assets of the Company (in either case, the “Surviving Corporation”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation
(the “Parent Corporation”), is represented by the Company Voting Securities that were outstanding immediately prior to such Reorganization or Sale (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Reorganization or Sale, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation) is or becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Reorganization or Sale were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization or Sale (any Reorganization or Sale which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”); or
(iv)the shareholders of the Company approve a plan of complete liquidation or dissolution of the
Company.
Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding;
provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company
Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.
(c)Notwithstanding the foregoing, if any Award is subject to Section 409A of the Code, as determined by the
Committee in its sole discretion, this Section 7 shall be applicable only in a manner and to the extent the Committee determines that its application would not trigger adverse tax consequences under Section 409A of the Code and related regulations.
Section 8.Section 16(b); Section 409A
(a)The provisions of this Plan are intended to ensure that no transaction under the Plan be subject to (as opposed to being exempt from) the short-swing recovery rules of Section 16(b) of the Exchange Act (“Section 16(b)”).

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Accordingly, the composition of the Committee shall be subject to such limitations as the Board deems appropriate to permit transactions pursuant to this Plan to be exempt (pursuant to Rule 16b-3 promulgated under the Exchange Act) from
Section 16(b), and no delegation of authority by the Committee shall be permitted if such delegation would cause any such transaction to be subject to Section 16(b).
(b)It is the intention of the Company that no Award shall be “nonqualified deferred compensation” subject to
Section 409A of the Code, and the Plan and all Award Agreements shall be interpreted and administered accordingly.
Section 9.Term, Amendment and Termination
(a)Effectiveness. The Plan was approved by the Board on February 5, 2025, subject to and contingent upon approval by the shareholders of the Company. The Plan will become effective as of the date of such approval by the
Company’s shareholders (the “Effective Date”). Following the Effective Date, no further awards will be made pursuant to the Prior Plan.
(b)Termination. The Plan will terminate on the date immediately preceding the tenth (10th) anniversary of the
Effective Date. Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.
(c)Amendment of Plan. The Board or the Committee may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would materially and adversely affect the rights of a
Participant with respect to a previously granted Award without such Participant’s consent, except such an amendment made to comply with applicable rules of law or to avoid adverse taxation, including without limitation Section 409A of the
Code, stock exchange rules or accounting rules. In addition, no amendment shall be made without the approval of the
Company’s shareholders (i) to the extent such approval is required by applicable law or the listing standards of the
Applicable Exchange, (ii) to the extent such amendment would materially increase the benefits accruing to Participants under the Plan, (iii) to the extent such amendment would increase the number of Shares which may be subject to Awards under the Plan, other than as permitted by Section 3(c), or (iv) to the extent such amendment would materially modify the requirements for participation in the Plan.
(d)Amendment of Awards. Subject to Section 5(b) and the requirements of applicable law, the Committee may unilaterally amend the terms of any Award theretofore granted, but no such amendment shall, without such
Participant’s consent, materially and adversely affect the rights of such Participant with respect to such Award, except such an amendment made to cause the Plan or Award to comply with or avoid penalties under applicable law, stock exchange rules or accounting rules.
Section 10.Unfunded Status of Plan
It is intended that the Plan constitute an “unfunded” plan under the Code. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that the existence of such trusts or other arrangements is consistent with the “unfunded”
status of the Plan. Notwithstanding the foregoing, no trust or other funding which shall be transferred or located outside of the United States if the assets would be treated as property transferred in connection with the performance of services for purposes of Section 83 of the Code.
Section 11.General Provisions
(a)Conditions for Issuance. The Committee may require each person purchasing or receiving Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to the distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. Notwithstanding any other provision of the Plan or Award Agreements made pursuant thereto, the Company shall not be required to issue any Shares or deliver any certificate or certificates for
Shares under the Plan prior to fulfillment of all of the following conditions: (i) listing, or approval for listing upon notice of issuance, of such Shares on the Applicable Exchange; (ii) any registration or other qualification of such Shares by the
Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion with the benefit of the advice of counsel, deem necessary or advisable; and (iii) obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion with the benefit of the advice of counsel, determine to be necessary or advisable.
(b)Additional Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any
Subsidiary from adopting other or additional compensation arrangements for its employees, officers, directors, or consultants.
(c)No Contract of Employment. The Plan shall not constitute a contract of employment, and adoption of the
Plan shall not confer upon any employee any right to continued employment or service, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any employee or the services to be provided by any independent contractor at any time.
(d)No Shareholder Rights. Except as otherwise provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to such
Award unless and until such Shares are issued to the Participant.

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(e)Tax Withholding. No later than the date as of which an amount first becomes includible in the gross income of a Participant for federal, state, local, or foreign income, employment, or other tax purposes with respect to any Award under the Plan, such Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local, or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise provided in an Award Agreement or by the Committee, withholding obligations may be satisfied by withholding or surrendering Shares that are part of the Award that gives rise to the withholding obligation having a Fair
Market Value on the date of withholding equal to the amount the Committee determines is necessary to satisfy all applicable tax obligations, all in accordance with such procedures as the Committee establishes. The obligations of the
Company under the Plan shall be conditional on such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such Participant under this
Plan or otherwise. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.
(f)Designation of Death Beneficiary. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom, or to which, any amounts payable in the event of such Participant’s death are to be paid or by whom any rights of such Participant after his or her death, may be exercised.
(g)Subsidiary Employees. In the case of a grant of an Award to any employee of a Subsidiary, the Company may, if the Committee so directs, enlist the assistance of such Subsidiary with the administration of such Award pursuant to the provisions of the Plan.
(h)Governing Law and Interpretation. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with federal law and the laws of the State of Ohio, without reference to principles of conflict of laws. The captions of this Plan are not part of the provisions hereof and shall have no force or effect.
(i)Non-Transferability. Except as otherwise provided in Section 5(g) or by the Committee, Awards under the
Plan are not transferable except by will or by laws of descent and distribution.
(j)Foreign Employees and Foreign Law Considerations. Notwithstanding anything in this Plan to the contrary, the Committee may grant Awards to Eligible Individuals who are foreign nationals, who are located outside the United
States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United
States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.
(k)Forfeiture; Recoupment. The Committee hereby reserves the right to repayment or recovery of any Award, including any Shares subject to or issued under any Award or the value received pursuant to any Award, as appropriate, notwithstanding any contrary provision of the Plan, in accordance with any recovery, recoupment, clawback and/or other forfeiture policy maintained by the Company from time to time or as required by any applicable law or regulation or the standards of any Applicable Exchange. The Committee may also specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s employment for Cause or other conduct by the Participant that is materially detrimental to the business or reputation of the
Company.